               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

   Filed by the Registrant [X]    Filed by a Party other than the Registrant [_]
-------------------------------------------------------------------------------

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[_] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                              COGNOS INCORPORATED
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                              COGNOS INCORPORATED

   This Compliance Document provides information to the shareholders of Cognos Incorporated in advance of its fiscal 2002 Annual and Special Meeting of Shareholders. The documentation consists of:

 A.  The Notice of Meeting and Proxy Statement (with Proxy       Page (i) and 1
     Form enclosed) for the Corporation's Annual and Special
     Meeting of Shareholders to be held July 2, 2002
 B.  Consolidated Financial Information in accordance with          Page 62
     Canadian generally accepted accounting principles for the
     Corporation's fiscal year ended February 28, 2002
     (supplemental to the Corporation's 2002 Annual Report)

                    A. NOTICE OF MEETING & PROXY STATEMENT

             NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the Annual and Special Meeting ("Meeting") of Shareholders of Cognos Incorporated ("Corporation") will be held at the Tudor Reception Hall, 3750 Bowesville Road, Ottawa, Ontario, Canada, on Tuesday, July 2, 2002 at 11:00 a.m., for the following purposes:

l. to receive the consolidated financial statements of the Corporation in accordance with both United States and Canadian generally accepted accounting principles for the fiscal year ended February 28, 2002 and the reports of the auditors thereon,

2. to elect directors for the ensuing year,

3. to appoint independent auditors and authorize the directors to fix their remuneration,

4. to consider, and if deemed advisable, approve Resolution A regarding the 2002-2003 Employee Stock Option Plan,

5. to consider, and if deemed advisable, approve Resolution B regarding the extension of the Cognos Employee Stock Purchase Plan,

6. to consider, and if deemed advisable, confirm Special Resolution C regarding an amendment to the Corporation's Articles and By-law No. 1,

7. to transact such other business as may properly come before the meeting and any adjournment thereof.

This Notice is accompanied by a form of proxy; a Proxy Statement; the Annual Report of the Corporation, including financial information in accordance with United States (U.S.) generally accepted accounting principles; and financial information in accordance with Canadian generally accepted accounting principles for the fiscal year ended February 28, 2002. Shareholders of record at the close of business on May 3, 2002 are entitled to receive notice of the Meeting and to vote in respect of the Meeting.

DATED at Ottawa this 31st day of May, 2002.

                                       By Order of the Board of Directors

                                       James M. Tory
                                       Chairman of the Board

 Your vote is important. Please complete, sign, date and return your form of Proxy in the envelope provided, or submit your vote and Proxy by phone or by Internet in order to ensure that your shares are represented at the Meeting.

                                PROXY STATEMENT

                               Table of Contents

                                                                          PAGE
                                                                          ----
INFORMATION ON VOTING AND PROXIES......................................    1
 Security Ownership of Certain Beneficial Owners and Management........    4

BUSINESS OF THE ANNUAL AND SPECIAL MEETING.............................    6
 Financial Statements..................................................    6
 Election of Directors.................................................    6
 Appointment of Auditors...............................................    8
 Adoption of the 2002 - 2003 Stock Option Plan.........................    9
 Approval of Extension of Employee Stock Purchase Plan.................   12
 Approval of Amendment to Articles and By-Law No. 1....................   13

COMPENSATION...........................................................   16
 Executive Compensation................................................   16
 Compensation of Directors.............................................   23

CORPORATE GOVERNANCE...................................................   25

AUDITOR INDEPENDENCE...................................................   28

ADDITIONAL INFORMATION.................................................   29

Resolution A - Adoption of 2002-2003 Employee Stock Option Plan........   31

Resolution B - Approval of Extension of the Employee Stock Purchase
 Plan..................................................................   41

Resolution C -Confirmation of Amendment to the Articles and By-Law
  No. 1................................................................   45

Annex 1 - Alignment with TSE Governance Practices......................   58

Annex 2 - Alignment with SEC Audit Committee Rules.....................   61

                                    [LOGO]

            3755 Riverside Drive, Ottawa, Ontario, Canada, K1G 4K9

                                PROXY STATEMENT

                (First mailed to Shareholders on June 7, 2002)

INFORMATION ON VOTING AND PROXIES

Solicitation of Proxies

   The information contained in this Proxy Statement is furnished in connection with the solicitation by the management of Cognos Incorporated ("Corporation") of proxies to be used at the Annual and Special Meeting of Shareholders ("Meeting") of the Corporation to be held on July 2, 2002, at 11:00 a.m. at the Tudor Reception Hall, 3750 Bowesville Road, Ottawa, Ontario, Canada, or at any adjournment of the Meeting. The solicitation of proxies will be made primarily by mail but proxies may also be solicited directly by officers of the Corporation. The costs of solicitation will be borne by the Corporation.

   The specific purposes of the meeting are set out in the Notice of Meeting accompanying this Proxy Statement.

   The information contained in this Proxy Statement is given as at May 31, 2002, except where otherwise noted.

   All share and per-share amounts in this Proxy Statement have been adjusted for the two-for-one stock split approved by the Board of Directors on April 6, 2000, which was paid by way of dividend on April 27, 2000 to shareholders of record on April 20, 2000.

   All dollar amounts in this Proxy Statement are in United States dollars unless otherwise stated. Foreign currency amounts have been translated into United States dollars using the appropriate exchange rates for United States currency, as reported by the Bank of Canada.

Appointment and Revocation of Proxies

   The persons named in the form of proxy ("Proxy Form") are either directors or officers of the Corporation. Every shareholder has the right to appoint another person (who need not be a shareholder) to represent the shareholder at the Meeting and may do so either by inserting that person's name in the blank space provided in the Proxy Form or by completing another proper form of proxy. In either case, to be valid, the completed proxy must be delivered to:
(a) the Corporation's transfer agent, Computershare Trust Company of Canada, 100 University Avenue, 11th Floor, Toronto, Ontario, Canada M5J 2Y1 ("Computershare"), or (b) to the Secretary of the Corporation, no later than forty-eight hours preceding the Meeting or any adjournment of the Meeting.

   Only registered holders of common shares of the Corporation, or the person they appoint as their proxies, are permitted to attend and vote at the Meeting. A registered holder is one who has been issued a share certificate with their name appearing on it ("Registered Holder"). However, in many cases, certain shareholders ("Non-Registered Holders") may beneficially own shares of the Corporation but have those shares registered either (a) in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares ("Intermediary"), or (b) in the name of a clearing agency.

   The Corporation has distributed copies of the Notice of Meeting, this Proxy Statement, the Proxy Form and the Corporation's 2002 Annual Report to Shareholders (which includes management's discussion and analysis) (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for distribution to Non-Registered Holders who have not waived the right to receive them or indicated their consent to receive the Meeting Materials electronically. The Corporation is a "Participating Issuer" under the Electronic Delivery Procedures with Computershare and with Independent Investor Communications Corporation ("IICC"). Registered Holders who have enrolled with Computershare (at www.computershare.com/ca/consent) and Non-Registered Holders who have enrolled with IICC (at www.investordeliverycanada.com) for electronic delivery of documents will receive from Computershare or IICC an e-mail notification that these Meeting Materials are available electronically at the Corporation's Web site, which notification contains a hyperlink to the page within the Corporation's Web site where these Meeting Materials can be viewed.

   Generally, Non-Registered Holders who have not waived the right to receive Meeting materials will received either (i) a voting instruction form which must be completed and signed by the Non-Registered Holder in accordance with the instruction on the form (which may, in some cases, permit the completion of the voting instruction form by telephone or electronically), or (ii) a proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), and which is otherwise uncompleted except that it is restricted as to the number of shares beneficially owned by the Non-Registered Holder. This latter form of proxy need not be signed by the Non-Registered Holder. A Non-Registered Holder who wishes to submit a proxy should properly complete the form of proxy and deposit it with Computershare Trust Company of Canada, in the manner described in the first paragraph of this Section. Non-Registered Holders who have enrolled in IICC's Electronic Delivery Procedures will only be able to complete IICC's voting instruction form through the Internet, at www.proxyvotecanada.com.

   These procedures permit Non-Registered Holders to direct the voting of the shares they beneficially own. If a Non-Registered Holder who receives either a proxy or a voting instruction form wishes to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the form of proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding directions on the form. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries.

   A registered shareholder who has given a proxy may revoke the proxy by:

  (a) completing and signing a proxy bearing a later date and depositing it with Computershare Trust Company of Canada in the manner described above; or

  (b) depositing an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing: (i) at the registered offices of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment of the Meeting, at which the proxy is to be used, or (ii) with the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment of the Meeting; or

  (c) in any other manner permitted by law.

   A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive Meeting Materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive Meeting Materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

Voting of Proxies

   The persons named in the Proxy Form will vote the shares in respect of which they are appointed proxy in accordance with the direction of the shareholder appointing them. In the absence of any direction, the shares will be voted FOR the election of directors, FOR the appointment of independent auditors and the authorization of the directors to fix their remuneration, FOR the resolution approving the 2002-2003 Stock Option Plan, FOR the resolution extending the Employee Stock Purchase Plan, and FOR the Special Resolution confirming an amendment to the Corporation's Articles and By-law No. 1, as described in this Proxy Statement.

   The management of the Corporation knows of no amendment to the matters referred to in the Notice of Meeting or of any other business that will be presented to the Meeting. If any amendment or other business is properly brought before the Meeting, the persons named in the Proxy Form are given discretionary authority to vote on any amendment or on any other business in accordance with their judgment.

Voting Shares and Principal Holders Thereof

   The authorized capital of the Corporation consists of an unlimited number of common shares ("shares") of which 87,925,788 shares were issued and outstanding as of May 3, 2002 ("Record Date"), the record date established for notice of the Meeting and for voting in respect of the Meeting.

   Only shareholders of record at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting. Shareholders are entitled to one vote for each share registered in their respective names.

   Directors will be elected, independent auditors will be appointed, and both Resolutions A and B will be approved by a majority of votes cast either in person or represented by proxy on each of those particular matters at the Meeting. Resolution C will be approved by a Special Resolution, requiring an affirmative vote of not less than two-thirds of the votes cast either in person or represented by proxy at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets out information, as at May 3, 2002, with respect to (a) all shareholders known by the Corporation to be beneficial owners of more than 5% of its outstanding shares, and (b) share ownership, including the right to acquire shares by exercise of stock options on or before July 3, 2002, by each nominee for director, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group.

Name and Address of Beneficial Owner
(1)                                    Shares Beneficially Owned Percentage (2)
------------------------------------   ------------------------- --------------
Michael U. Potter (3).................         9,582,594             10.75%
 Sixty-Two John Street,
 Ottawa, Ontario, Canada, K1M 1M3
The Windsor Trust (4).................         9,546,290             10.71%
 Royal Bank House, The Garrison, St.
 Michael, Barbados
McLean Budden Ltd.....................         6,447,326              7.23%
 145 King Street, Suite 225
 Toronto, Ontario, Canada, M5H 1J8
Private Capital Management............         5,636,124              6.32%
 8889 Pelican Bay Boulevard
 Naples, Florida, U.S.A. 34108
John E. Caldwell (5)..................               800                 *
Douglas C. Cameron (6)................            12,000                 *
Pierre Y. Ducros (7)..................            20,000                 *
Robert W. Korthals (8)................             2,000                 *
William Russell (9)...................               Nil                --
James M. Tory (10)....................            86,000                 *
Renato Zambonini (11).................           184,097                 *
Terry Hall (12).......................            90,246                 *
Tony Sirianni (13)....................            20,000                 *
Ad Voogt (14)                                        Nil                --
Robert G. Ashe (15)...................            76,000                 *
Directors and Executive Officers as a          1,735,579              1.95%
 group
 (19 persons) (2) (16)................

-------
*   Indicates less than 1%
(1) Unless otherwise indicated, the address for each beneficial owner is care of Cognos Incorporated, 3755 Riverside Drive, Ottawa, Ontario, Canada, K1G 4K9
(2) Percentage ownership is calculated using as the denominator total shares outstanding as of the Record Date plus the number of shares which the person, entity, or group indicated has a right to purchase pursuant to options currently exercisable or exercisable within 60 days, or on or before July 3, 2002. Reference to shares that the persons named below have the right to acquire through options includes options currently exercisable or exercisable on or before July 3, 2002.
(3) Mr. Potter has sole voting power and sole investment power over 36,304 shares and, through his wholly-owned entities, has shared voting power and shared investment power with The Windsor Trust over 9,546,290 shares. Mr. Potter is neither the settlor, the trustee, nor a beneficiary of The Windsor Trust. Mr. Potter and The Windsor Trust each hold 50% of the voting power of 3497704 Canada Inc. (Canada 2), 3539202 Canada Inc. (Canada 3), 3539211 Canada, Inc. (Canada 4), 3539229 Canada Inc. (Canada
     5), 3539334 Canada Inc. (Canada 6), 3539393 Canada Inc. (Canada 7), 3539423 Canada Inc. (Canada 8), 3539130 Canada Inc. (Canada 10), 3497801
     Canada Inc. (Canada 13), 3539504 Canada Inc. (Canada 14), 3539555 Canada Inc. (Canada 15), and 3539571 Canada Inc. (Canada 16). Canada 2 through Canada 16 directly own, in the aggregate, 9,546,290 shares. Accordingly, Mr. Potter may be deemed to beneficially own the common shares held by these corporations. Mr. Potter has the right to acquire nil shares through options.
(4)  The Windsor Trust holds 50% of the voting power of Canada 2 through Canada
     16. Canada 2 through Canada 16 directly own, in the aggregate, 9,546,290 shares. Therefore, The Windsor Trust may be deemed to beneficially own the common shares held by these corporations. Since, Mr. Potter may also be deemed to beneficially own these same shares (see note (3)), the 9,546,290 shares appear in the above table as beneficially owned by both The Windsor Trust and Mr. Potter. Mr. Potter is neither the settlor, the trustee, nor a beneficiary of The Windsor Trust.
(5)  Mr. Caldwell has the right to acquire 25,000 shares through options.
(6)  Mr. Cameron has the right to acquire 9,000 shares through options.
(7)  Mr. Ducros has the right to acquire 15,000 shares through options.
(8)  Mr. Korthals has the right to acquire 35,000 shares through options.
(9)  Mr. Russell has the right to acquire 10,000 shares through options.
(10) Mr. Tory has the right to acquire 24,000 shares through options.
(11) Mr. Zambonini has the right to acquire 452,500 shares through options.
(12) Mr. Hall has the right to acquire 65,000 shares through options.
(13) Mr. Sirianni has the right to acquire 55,000 shares through options.
(14) Mr. Voogt has the right to acquire 134,752 shares through options.
(15) Mr. Ashe has the right to acquire 126,667 shares through options.
(16) The group is comprised of the individuals named in the Summary Compensation Table on page 16, the remaining executive officers of the Corporation, and those persons who were directors of the Corporation on the Record Date. The amount shown includes 1,206,419 shares which the directors and executive officers as a group have the right to acquire by exercise of stock options granted under the Corporation's stock option plans through July 3, 2002.

   Statements contained in the table as to securities beneficially owned or controlled by directors, officers, and 5% beneficial owners are, in each instance, based upon information obtained from such directors, officers, and beneficial owners.

BUSINESS OF THE ANNUAL AND SPECIAL MEETING

FINANCIAL STATEMENTS

   The audited consolidated financial statements of the Corporation for the year ended February 28, 2002 and the auditors' report thereon will be placed for acceptance by the shareholders at the Meeting. They are included in the 2002 Annual Report in United States dollars and in accordance with U.S. generally accepted accounting principles (GAAP) which accompanies this Proxy Statement, and in accordance with Canadian GAAP (in United States dollars) beginning at Part B of the Compliance Document.

ELECTION OF DIRECTORS

   The Articles of the Corporation provide for a Board of Directors ("Board") of not less than three and not more than twelve directors to be elected annually. Seven directors will be elected at the Meeting. Each director elected will hold office until the next annual meeting or until a successor is duly elected, or appointed, unless the position is earlier vacated. Mr. Doug Erwin and Ms. Candy Obourn, each of whose term as director expires at the forthcoming Meeting, have advised the Corporation that due to other personal and professional commitments, neither will seek re-election to the Board. Mr. William Russell was appointed a director on December 19, 2001 pursuant to the powers granted to the Board in the Articles of the Corporation, to appoint additional directors (not more than one-third of the number elected at the previous annual meeting) on an interim basis until the next annual meeting of shareholders.

   The persons named in the Proxy Form will (unless authority to vote is withheld) vote in favor of the election of the seven nominees listed below, or if one of those nominees is unable to serve, or for good cause will not serve (an event that management has no reason to believe will occur), the persons named in the Proxy Form reserve the right to fix the number of directors at less than seven or to vote for a substitute at their discretion.

   The following table sets out the name and age of each person nominated for election as a director; the period of service as a director; the principal occupation, business or employment of the nominee during the last five years; all other positions with the Corporation (or its significant subsidiaries) now held by the nominee, if any; the name of any publicly-traded corporation of which the nominee is a director, and the number of common shares beneficially owned or over which control or direction is exercised and the number of deferred share units of the Corporation's shares held by each of them.

Name and Age                        Director Shares Beneficially Deferred Share
Principal Occupation                 Since   Owned or Controlled   Units Held
--------------------                -------- ------------------- --------------
John E. Caldwell (52) +...........    2000            800           1,147.82
Consultant since December 2001.
Chief Executive Officer of Geac
Computer Corporation Limited, from
November 2000 to December 2001.
Private Investor from October 1999
to October 2000, and President and
Chief Executive Officer, CAE Inc.,
from June 1993 to October 1999.
Director of Mosaic Group and
Stelco Inc.
Douglas C. Cameron (63) *+........    1983         12,000           2,152.82
Private Investor since November
2001. Investment Advisor, RBC
Dominion Securities Inc., from
October 1993 to November 2001
Pierre Y. Ducros (63) ++..........    1986         20,000           1,845.28
Private Investor since June 1996.
Chairman and Chief Executive
Officer, DMR Group Inc., from
February 1973 to June 1996.
Director of BCE Emergis, National
Bank Financial, Manulife
Financial, and nStein Technologies

Robert W. Korthals (68) ++..............................  1997   2,000 2,152.82
Chairman, Ontario Teachers Pension Plan Board since
January 2000 and Chairman, Co-Steel Inc., since June
1997. Director of Global Telecom Split Shares Corp.,
Jannock Properties Limited, MCM Split Shares Corp.,
Premium Income Corporation, Rogers Communications Inc.,
RTO Enterprises Inc., and Suncor Energy Inc.
William Russell (50) +..................................  2002     Nil   327.47
Vice President, Hewlett-Packard Company since 1998 and
General Manager, Global Alliances Organization, Hewlett-
Packard Company since September 1999. Vice President and
General Manager, Enterprise Systems Group, from May 1997
to September 1999. Since 1980, Mr. Russell has held a
number of sales and management positions in different
Hewlett-Packard sales and business units, with worldwide
responsibilities
James M. Tory, Q.C. (72) *..............................  1982  86,000 7,996.20
Chairman of the Board of Directors of Cognos
Incorporated since September 1995. Chair Emeritus and
Counsel, Torys LLP, Barristers & Solicitors, since March
1995 and prior thereto as a partner in that firm.
Director of Inmet Mining Corporation
Renato (Ron) Zambonini (55).............................  1994 184,097      N/A
Chief Executive Officer of Cognos Incorporated since
September 1995 and President from January 1993 to April
2002

-------
*  Member of the Corporate Governance Committee.
+  Member of the Audit Committee.
++ Member of the Human Resources & Compensation Committee.

APPOINTMENT OF AUDITORS

   A resolution will be presented at the Meeting to appoint Ernst & Young LLP as independent auditors of the Corporation for the fiscal year ending February 28, 2003 and authorize directors to fix their remuneration. Ernst & Young LLP have been auditors of the Corporation since January 1984. The appointment of independent accountants is approved annually by the Board on the recommendation of the Audit Committee and subsequently submitted to the shareholders for ratification. For a discussion of the matters considered by the Audit Committee in reaching its recommendation, see "AUDITOR
INDEPENDENCE -- Audit Committee Report". The Board recommends a vote in favor of this resolution.

   Arrangements have been made for one or more representatives of Ernst & Young LLP to attend the Meeting. These representatives will be accorded the opportunity to address the Meeting and can be expected to respond to appropriate questions.

ADOPTION OF THE 2002-2003 STOCK OPTION PLAN

   The shareholders of the Corporation will be asked to approve Resolution A with respect to the Cognos 2002-2003 Stock Option Plan authorizing and regulating the grant of stock options by the Corporation (the "Plan"). On April 10, 2002, the Board approved the terms of the Plan, subject to both regulatory and shareholder approval on or before July 31, 2002. The Plan expires on May 1, 2003, except as to options outstanding on that date. Options awarded under the Plan will be granted to employees of the Corporation on such terms and at such times as may be established by the Human Resources & Compensation Committee ("Committee").

   The Plan reserves 3,800,000 common shares of the Corporation (subject to adjustment in the event of capital changes) to be awarded by options under the Plan. This represents approximately 4.3% of the issued and outstanding shares of the Corporation at Record Date. There are 13,590,576 unexercised options granted under prior stock option plans at Record Date, which, when combined with the number of shares reserved for grant under the Plan, represent 19.78% of the issued and outstanding shares of the Corporation.

   The provisions of the Plan are summarized below. The full text of the Plan is set out immediately following Resolution A. Copies will also be available at the Meeting.

Summary Description of Plan Provisions

   The Plan is administered by the Human Resources & Compensation Committee of the Board of Directors (the "Committee"). The Committee determines the participants, and prescribes the terms and conditions of the options granted under the Plan. All employees of the Corporation and its subsidiaries, as well as its directors and consultants are eligible to participate in the Plan.

   The exercise price for options will be not less than 100% of the market price of the common shares on The Toronto Stock Exchange (or if that price is not available, the price on the Nasdaq Stock Market) on the trading day preceding the date of grant. Payment of the exercise price must be made in Canadian dollars, payable by cash, cheque or by such other method as may be authorized by the Committee.

   In addition to the award of options, the Committee may grant stock appreciation rights in connection with a grant of any option. A Stock Appreciation Right ("SAR") means the right to surrender to the Corporation all or a portion of an option in exchange for a cash payment equal to the excess of the fair market value of the option when it is surrendered, and its exercise price. SARs will be granted along with an option, if granted at all, and will be exercisable at the discretion of the Committee, and in any event, only at the same time, by the same persons and to the same extent that the underlying option is exercisable.

   Option awards under the Plan will expire not later than 10 years from the date of grant or any shorter period as may be determined by the Committee when options are granted. Options may either be fully exercisable on the date of grant or may be exercisable in such installments as the Committee may specify. The Plan does not contain a change of control provision.

   If a participant ceases to be employed by the Corporation other than by reason of retirement, death, disability or for cause (as defined in the Plan), the participant must exercise any exercisable installments of an option within 30 days of ceasing to be an employee (in the case of directors this period is two years). If the employment of a participant is terminated for cause (as defined in the Plan), the right to exercise any option terminates immediately upon discharge.

   Options are not assignable or transferable except by will or the laws of descent and distribution. In the event of retirement, death or disability of the participant, the Plan provides a period of two years from the triggering event within which the options may be exercised. In the case of death and disability, the vesting of all options outstanding is accelerated and occurs immediately prior to the triggering event. The Plan defines "retirement" using a three-part test: (i) the participant's age and aggregate number of years of service with the Corporation totals 75 or greater, (ii) the participant ceases to be employed with the Corporation, and (iii) intends to cease full-time employment with any party.

   The Board of Directors may terminate or amend the Plan at any time, but shareholder approval is required for termination and other fundamental amendments or actions specified in the Plan.

United States Federal Income Tax Consequences

A. Incentive Stock Options: For recipients subject to taxation under the United States Internal Revenue Code of 1986, as amended (the "Code"), options granted under the Plan may be either "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") or non-qualified options ("NQOs"). The following general rules are applicable for United States federal income tax purposes under existing law to employees who are citizens or residents of, or employed in, the United States and who receive and exercise ISOs granted under the Plan.

1. In general, no taxable income results to the participant upon the grant of an ISO or upon the issuance of shares to the participant upon exercise of the ISO. In general, the amount by which the value of the common shares received upon exercise of an ISO exceeds the exercise price is included in the participant's alternative minimum taxable income, which may result in additional tax in the year of exercise.

2. No tax deduction is allowed to the Corporation (or any subsidiary) upon either grant or exercise of an ISO under the Plan.

3. If shares acquired upon exercise of an ISO are not disposed of within two years from the date the option was granted or within one year after the date the shares are transferred to the participant pursuant to the exercise of the option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the participant.

4. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the option over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the participant and will be taxed as ordinary income in the year of such disposition.

5. In any year that a participant recognizes compensation income on a disqualifying disposition of shares acquired by exercising an ISO, the Corporation (or its subsidiary) will generally be entitled to a corresponding federal income tax deduction if the participant performs services for a U.S. subsidiary of the Corporation, or if services performed by the employee are connected to a trade or business of the Corporation (or its subsidiary) within the United States.

6. Any excess of the amount realized by the participant as the result of a disqualifying disposition over the sum of (a) the exercise price and (b) the amount of ordinary income recognized under the above rules will be treated as either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of the shares disposed.

B. Non-qualified Options: The following general rules are applicable to holders of NQOs who are citizens or residents of, or employed in, the United States and to the Corporation (and its subsidiaries) for federal income tax purposes under existing law.

1. The participant does not realize any taxable income upon the grant of an NQO, and the Corporation (or subsidiary) is not allowed a business expense deduction by reason of such grant.

2. The participant will recognize ordinary compensation income at the time of exercise of an NQO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. In some cases the Corporation (or subsidiary) may be required to withhold tax on this amount.

3. A participant will recognize a capital gain or loss on the sale of shares in an amount equal to the difference between the amount realized upon the sale of the shares and the participant's basis in the shares (i.e., generally the exercise price plus the amount taxed to the participant as compensation income). If the participant's holding period for the shares exceeds one year, this gain or loss will be a long-term capital gain or loss.

4. In general, the Corporation or its subsidiary will be entitled to a tax deduction when compensation income is recognized by the participant if the participant performs services (a) for a U.S. subsidiary of the Corporation or (b) in connection with a trade or business of the Corporation (or subsidiary) within the United States.

C. Special Rules for Restricted Stock: Common shares that are subject to restrictions on transfer and also to a substantial risk of forfeiture (as defined in Regulations under Section 83 of the Code), referred to herein as "Restricted Stock", are subject to special tax rules. Officers, directors, and 10% shareholders of the Corporation may in some instances acquire common shares treated as Restricted Stock because of certain securities laws restrictions on resale. If a participant acquires Restricted stock upon exercise of an NQO, the amount included in compensation income generally will be determined as of some later date and will equal the difference between the amount paid for the Restricted Stock and its fair market value at that later date, unless the participant files a timely election under Section 83(b) of the Code electing to determine the amount of income at the time of exercise. (There may be other tax consequences associated with this election.) If a participant acquires Restricted Stock upon exercise of an ISO, the amount included in compensation income if a disqualifying disposition of such shares is made, generally will be determined as of some later date and will equal the difference between the amount paid for the Restricted Stock and its fair market value at that later date. These results may also be affected by the filing of a Section 83(b) election.

D. ERISA: The Plan is not an employee benefit plan and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 or to the provisions of Section 401(a) of the Code.

   The above summary does not take into account the exclusion for foreign earned income, the foreign tax credit, or the effect of any tax treaty.

Canadian Federal Income Tax Consequences

   The Canadian tax consequences on the Corporation or its Canadian employees arising from a grant of options under the 2002-2003 Plan will vary depending on the terms of a particular grant. Generally, an employee will not be taxed on the grant of an option but will be taxed on the exercise or surrender of an option. On the receipt of shares following the exercise of an option, the employee will be required to include in computing income the excess of the fair market value of the shares at the date of exercise over the option price. However, an employee will normally be entitled to a deduction in computing taxable income in an amount equal to one-half of the amount required to be included in computing the employee's income. An employee may, subject to certain limitations, elect to defer the inclusion of the benefit in income until a later sale or exchange of the shares. Upon a later sale or exchange of the shares, the employee will realize a capital gain or loss. For purposes of determining the amount of the gain or loss, the full amount of the benefit which is included in the employee's income is added to the adjusted cost base of the common shares owned. The Corporation is not entitled to claim a deduction in computing its income for the amount of the benefit realized by the employee. The above summary does not reflect any provisions of the income tax laws of any province in which a participant may reside nor does it take into account foreign tax credits, or the effect of any tax treaty.

Voting

   The Plan requires the approval of majority of shares represented and entitled to vote at the Meeting to become effective. The Board recommends the approval of Resolution A regarding the adoption of the Plan.

APPROVAL OF EXTENSION OF EMPLOYEE STOCK PURCHASE PLAN

Summary Description of Extension to the Plan

   The Cognos Employee Stock Purchase Plan ("ESPP") was adopted by the Board on December 22, 1992 and approved by the shareholders on July 6, 1993. The ESPP has been amended twice, in 1997 and in 1999, with shareholder approval, to extend the plan's expiry date. The ESPP terminates on November 30, 2002. On April 10, 2002, the Board of Directors approved, subject to shareholder and regulatory approval, the extension of the ESPP for a further three (3) years to terminate on November 30, 2005.

   Originally, 3,000,000 common shares were reserved for issuance under the Plan (1,500,000 common pre-split shares), of which 909,767 common shares remained available for purchase as at Record Date.

   The ESPP is open to all permanent employees of the Corporation. A participant in the ESPP authorizes the Corporation to deduct an amount per pay period that cannot exceed five (5) percent of annual target salary divided by the number of pay periods per year. Deductions are accumulated during each of the Corporation's fiscal quarters ("Purchase Periods") and on the first trading day following the end of any Purchase Period these deductions are applied toward the purchase of common shares. The purchase price is ninety
(90) percent of the lesser of The Toronto Stock Exchange average closing price on (a) the first five trading days of the Purchase Period or (b) the last five trading days of the Purchase Period. Participants may withdraw from the ESPP at any time.

   Other than the extension of the term of the ESPP, no other amendment is being requested. The full text of the ESPP, including the proposed extension, is set out immediately following Resolution B. Copies will be also be made available at the Meeting.

United States Federal Income Tax Consequences

   The following is a general summary of the principal United States federal income tax consequences to the Corporation and employees of participation in the ESPP. The ESPP is not intended to qualify under Section 423 of the United States Internal Revenue Code; different tax treatment will apply if the ESPP does qualify under Section 423. This summary does not take into account the exclusion for foreign earned income, the foreign tax credit, or the effect of any tax treaty.

   For participants in the ESPP who are subject to tax in the United States, the amounts deducted from a participant's salary under the ESPP will be included in the participant's compensation subject to federal income tax. Generally, no additional income will be recognized upon an election to participate in the ESPP. When a participant acquires shares under the ESPP, the participant generally will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares at the time of purchase over the amount the participant paid for the shares.

   When a participant recognizes ordinary income in connection with the ESPP, the Corporation or the subsidiary for which the participant performs services, as the case may be, generally will be entitled to a corresponding deduction for U.S. federal income tax purposes.

   When shares acquired pursuant to the ESPP are sold, the participant generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of the shares and the participant's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term gain or loss if the participant's holding period for the shares exceeds one year.

Canadian Federal Income Tax Consequences

   An ESPP participant who is a resident of Canada, will not realize any income upon an election to participate in the ESPP. When common shares are purchased under the ESPP, the participant will be required to include in income as a benefit from employment, in the year the shares are acquired, the difference between the value of the common shares on the date on which the shares are acquired and the purchase price of the common shares. The Corporation will not receive any deduction from Canadian federal income tax in connection with the purchase of common shares under the ESPP.

   Upon a later sale or exchange of the shares, the participant will realize a capital gain or loss. For purposes of determining the amount of the gain or loss, the full amount of the benefit which is included in the employee's income is added to the adjusted cost base of the common shares owned.

   The above summary does not reflect any provisions of the income tax laws of any province in which a participant may reside nor does it take into account foreign tax credits, or the effect of any tax treaty.

Voting

   The amendment to extend the ESPP requires the approval of a majority of shares represented and entitled to vote at the Meeting to become effective. The Board recommends the approval of Resolution B regarding the extension of the ESPP.

APPROVAL OF AMENDMENT TO ARTICLES AND BY-LAW NO. 1

   The shareholders of the Corporation will be asked to approve Resolution C confirming the amendment of the Corporation's Articles of Incorporation and of By-law No. 1, the Corporation's general operating by-law ("By-law").

   The Canada Business Corporations Act, the Corporation's governing statute, and the regulations thereunder (the "Act"), were amended on November 24, 2001 (the "CBCA Amendments"). The objectives of these amendments are to (i) bring the CBCA into line with other corporate statutes in Canada and the U.S. and
(ii) allow CBCA corporations greater flexibility in utilizing current and emerging technologies in the decision-making by directors and shareholders. The Board of Directors reviewed its existing By-law in light of the CBCA Amendments, and determined that amendment of the Articles and the By-law was in order to align the Articles and By-law with the amended CBCA. On April 10, 2002, the amended Articles and By-law were approved by the Board, subject to confirmation by the shareholders.

   The amended By-law permits, but does not require, the use of electronic communication facilities in matters such as delivery of documents to shareholders, shareholder meetings, proxy appointment and shareholder voting. The amended By-law now facilitates the use of electronic processes by the Corporation, subject to the requirements of the CBCA. These requirements include processes designed to ensure the integrity of the electronic facilities, and to ensure that shareholders are not prejudiced by their use. Protections include, among other things, requirements for recipient consent to electronic delivery of documents, as well as requirements for the integrity of systems used for electronic signatures and voting.

   Amendments to the By-law were also required to conform the By-law to the CBCA Amendments on the indemnification of directors and officers. Among the changes made by the CBCA Amendments, the scope of indemnification permitted by a corporation has been expanded to include individuals acting, at the Corporation's request, as directors and officers, or in a similar capacity, of entities other than the Corporation and its direct subsidiaries. This could include, for example, non-profit organizations and industry associations.

   A change is proposed to the quorum requirement. Currently, the By-law stipulates a quorum to be two (2) shareholders present or represented by proxy, holding not less than fifty percent (50%) of the issued and outstanding common shares of the Corporation. The proposed amendment reduces the foregoing percentage to thirty-three and one-third percent (33 1/3%). The Board believes that the proposal is consistent with current governance practice. The complete text of the amended By-law, with amendments marked, is set out immediately following Resolution C.

   The CBCA Amendments also effected a technical amendment to the CBCA provision that authorizes the Board to appoint additional directors on an interim basis between annual meetings. The Articles of the Corporation were amended in 1996 to implement this provision. The proposed amendment conforms the Articles to the amended wording of the Act but does not alter the authority granted to the Board to appoint additional directors.

VOTING

   In order to continue to be effective, the amended By-law must be confirmed at the Meeting by a majority of votes cast by the shareholders voting in respect of the resolution. The amendment to the Articles of the Corporation requires a Special Resolution of the shareholders, requiring the affirmative vote of not less than two-thirds of the votes cast either in person or represented by proxy. The Board recommends the approval of Resolution C regarding the approval of the amendment to the Articles and By-Law of the Corporation.

OTHER MATTERS

   The management of the Corporation knows of no amendment or variation of the matters referred to in the Notice of Annual and Special Meeting and of no other business to be brought before the Meeting. However, if any amendment, variation or other business is properly brought before the Meeting, the Proxy Form confers discretionary authority on the persons appointed proxy to vote on any amendment or variation of the matters referred to in the Notice of Annual and Special Meeting or any other business in accordance with their best judgment.

COMPENSATION

EXECUTIVE COMPENSATION

   The following Summary Compensation Table sets out the compensation received for each of the last three fiscal years for Mr. Zambonini, the Chief Executive Officer of the Corporation, and those persons who were, at February 28, 2002, the other four most highly compensated executive officers of the Corporation.

Summary Compensation Table
(All dollar amounts are in U.S. dollars)

                                                                     Long-term
                                                                    Compensation
                                       Annual Compensation           Awards (3)
                                --------------------------------- ----------------
                                                        Other        Securities
Name and Principal       Fiscal                         Annual       Underlying       All Other
Position                  Year  Salary (1) Bonus (2) Compensation Options/SARs (#) Compensation (4)
------------------       ------ ---------- --------- ------------ ---------------- ----------------
Renato Zambonini (5)....  2002   $297,038  $150,000          --       150,000          $  3,756
Chief Executive Officer   2001   $267,148  $420,757          --       100,000          $  3,718
                          2000   $254,585  $375,938          --       150,000          $  4,583
Terry Hall (6)..........  2002   $365,000  $267,880          --       100,000          $597,768
Senior Vice President     2001   $315,000  $336,000          --        80,000          $  1,500
                          2000   $281,250  $518,036          --       200,000          $  1,708
Tony Sirianni...........  2002   $180,000  $276,814          --       110,000          $  3,466
Senior Vice President,    2001   $180,000  $222,265          --        60,000          $  2,130
North American Field      2000         --        --          --            --                --
 Operations
Ad Voogt (7)............  2002   $185,744  $216,501    $126,126       125,000          $ 25,565
Senior Vice President,    2001         --        --          --            --                --
European Field            2000         --        --          --            --                --
 Operations
Robert G. Ashe (5) (8)..  2002   $239,671  $ 55,923          --       150,000          $  4,793
President and Chief       2001   $156,949  $118,994          --        50,000          $  3,651
Operating Officer         2000         --        --          --            --                --

-------
(1) Salary is base salary earned for the current year.
(2) Bonuses for each year include amounts earned for that year, even if paid in the subsequent year, and exclude bonuses paid during that year but earned for a prior year. Bonuses for Messrs. Sirianni and Voogt were based on the attainment of specific sales and operational objectives. Those of Messrs. Zambonini, Ashe, and Hall were based on a bonus payout authorized by the Human Resources & Compensation Committee (see "Human Resources & Compensation Committee Report on Executive Compensation -- Cash Compensation").
(3) As of the Record Date, the Corporation has not granted any restricted shares, or stock appreciation rights ("SARs"), as compensation.

(4) The amounts in this column pertain to the Corporation's annual contribution to each individual's savings plan. The Corporation contributes to a Retirement Savings Plan on behalf of Messrs. Zambonini and Ashe. Cognos Corporation (U.S.A.) contributes to a 401(k) savings plan for Messrs. Hall and Sirianni. Cognos GmbH (Germany) contributes to Retirement Savings Plan on behalf of Mr. Voogt. The amount of contribution for Mr. Hall was $3,618; the balance of $594,150 is explained in note (6).
(5) These individuals are employed in Canada and paid in Canadian dollars. The amounts shown in the above table are expressed in U.S. dollars using the following weighted annual exchange rate for the Corporation's fiscal years ending on the last day of February:

        2002 - C$1.00 = US$0.6391
        2001 - C$1.00 = US$0.6679
        2000 - C$1.00 = US$0.6789

(6) On April 10, 2002, Mr. Hall, who held the offices of Chief Operating Officer and Senior Vice President, Worldwide Field Operations, relinquished his executive positions. The amount indicated in the column for "All Other Compensation" includes $594,150 paid to him by the Corporation in respect of the amendment of his employment agreement (see "Employment Agreements" below). On the same date, Mr. Rob Ashe was appointed his successor as Chief Operating Officer.
(7) Mr. Voogt was employed in Europe and paid in Netherland Guilders. The amounts shown in the above table are expressed in U.S. dollars using the following weighted annual exchange rate for the Corporation's fiscal year ending on the last day of February:

        2002 - NLG = US$0.3994

     The amount indicated in the column for "Other Annual Compensation" consists primarily of expatriate allowances.
(8) Mr. Ashe was appointed President and Chief Operating Officer on April 10, 2002, succeeding Mr. Zambonini who had been President of the Corporation since 1993. Mr. Zambonini continues as Chief Executive Officer of the Corporation. Mr. Ashe previously held the position of Senior Vice President, Chief Corporate Officer.

Option/SAR Grants in Last Fiscal Year
(All dollar amounts are in U.S. dollars)

   The following table provides information with respect to stock option grants by the Corporation to the named executive officers for the fiscal year ended February 28, 2002.

                                                                            Potential Realizable Value at
                                                                            Assumed Annual Rates of Stock
                                       Individual Grants               Price Appreciation for Option Term (3)
                         --------------------------------------------- --------------------------------------
                          Number of   % of Total
                         Securities    Options
                         Underlying   Granted to  Exercise  Expiration
                           Options   Employees in Price per    Date
Name                     Granted (1) Fiscal Year  Share (2) (mm/dd/yy)         5%                  10%
----                     ----------- ------------ --------- ---------- ------------------- -------------------
Renato Zambonini........   150,000       3.1%      $15.44    06/28/09           $1,105,857          $2,648,698
Terry Hall..............   100,000       2.1%      $14.18    09/25/09           $  677,050          $1,621,639
Tony Sirianni (4).......    60,000       1.2%      $16.32    04/10/09           $  467,581          $1,119,927
                            50,000       1.0%      $14.18    09/25/09           $  338,525          $  810,819
Ad Voogt (4)............    50,000       1.0%      $16.32    04/10/09           $  389,651          $  933,273
                            75,000       1.6%      $14.18    09/25/09           $  507,787          $1,216,229
Robert G. Ashe..........   150,000       3.1%      $15.44    06/28/09           $1,105,857          $2,648,698

-------
(1) Option awards are typically made following the release of the Corporation's year-end results. During the course of the year other awards may be granted in special circumstances. In all cases, option awards are approved by the Human Resources & Compensation Committee, the administrator of the Corporation's Stock Option Plans. Option awards to employees typically vest on each of the successive four anniversaries of the date of grant and expire on the eighth anniversary of the date of grant.
(2) Exercise Price is equivalent to the market value, on The Toronto Stock Exchange, of securities underlying options on the day preceding the date of grant.
(3) These amounts represent the gain that may be realized upon exercise of the options immediately prior to the expiration of their term (net of the option exercise price but before taxes associated with the exercise) assuming the specified compound rates of appreciation (5% and 10%) of the Corporation's shares over the term of the options. These amounts are calculated based on rules promulgated by the United States Securities and Exchange Commission and do not reflect the Corporation's estimate of future stock price increases. Actual gains, if any, on any stock option exercises and resultant shareholdings are dependent on the timing of each exercise and the future share performance. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.
(4) The circumstances giving rise to the second award granted to Messrs. Sirianni and Voogt are described in "Human Resources & Compensation Committee Report on Executive Compensation -- Long-Term Incentives".

Aggregated Option Exercises and Fiscal Year-End Option Values
(All dollar amounts are in U.S. dollars)

   The following table provides information on stock option exercises in the fiscal year ended February 28, 2002, by the named executive officers and the number and value of such officers' outstanding options as at February 28, 2002. Dollar values indicated represent the net of market value less exercise price.

                                                    Number of Securities          Value of Unexercised In-
                                                   Underlying Unexercised           The-Money Options at
                            Shares    Aggregate  Options at Fiscal Year-End          Fiscal Year End (1)
                         Acquired on    Value    ------------------------------   -------------------------
Name                     Exercise (#)  Realized  Exercisable     Unexercisable    Exercisable Unexercisable
----                     ------------ ---------- -------------   --------------   ----------- -------------
Renato Zambonini........        --            --         340,000          300,000 $4,956,803   $2,608,103
Terry Hall                 175,008    $2,361,698          20,000          260,000        Nil   $2,267,820
Tony Sirianni...........    19,626    $  127,968          15,000          181,000        Nil   $1,477,624
Ad Voogt................        --            --         103,502          174,000 $1,360,273   $1,565,951
Robert G. Ashe..........   140,000    $2,312,282          89,167          237,500 $1,162,207   $2,241,235

(1) Value of unexercised in-the-money options is calculated based on the fair market value of the underlying shares on the Nasdaq, minus the exercise price, and assumes sale of the underlying shares on February 28, 2002, the last trading day in fiscal 2002, at a price of $25.49 being the fair market value of the Corporation's shares on such date.

Employment Agreements

   The employment agreement of Mr. Zambonini provides, among other things, that if his employment is terminated without cause, the Corporation will pay severance in an amount equal to one year's salary at the time of termination and if he is subsequently employed by another party for any portion of the year following termination, the severance payment will be reduced on a pro-rata basis for that portion. The employment agreement of Mr. Sirianni was amended during the fiscal year to provide for a severance payment of eighteen months at his current target compensation should his employment be terminated without cause.

   In December 2001, Mr. Terry Hall and the Corporation reached an agreement regarding the relinquishment of his executive positions on or before May 1, 2002. After May 1, 2002, Mr. Hall will remain as an employee of the Corporation through December 10, 2003 and will be assigned responsibilities relating to strategic corporate initiatives. Mr. Hall has announced his intention to retire after that date. He will be subject to post-employment non-competition and non-solicitation covenants for a period of one year following his departure from the Corporation. As consideration for the foregoing, Mr. Hall was paid a lump sum equivalent to one year's salary at his current target earnings ($594,150) and, subject to certain conditions, he will earn an equivalent amount over the period May 1, 2002 to the date of his departure. In addition, the Corporation agreed to award Mr. Hall 100,000 stock options in 2001 as part of his regular executive officer option grant, vesting equally in 2002 and 2003. Mr. Hall's current benefits package will be maintained and he will be entitled to expense reimbursement should he relocate to Canada prior to December 2003.

Human Resources & Compensation Committee Report on Executive Compensation

Mandate of the Human Resources & Compensation Committee

   The mandate of the Human Resources & Compensation Committee ("Committee") is set out in "Corporate Governance--Board Committees". Among other matters, it is responsible for reviewing and approving the compensation for the Chief Executive Officer and other executive officers of the Corporation. The Corporation's compensation program for executive officers comprises cash compensation and long-term incentive compensation in the form of stock options. A policy of stock ownership for executives of the Corporation was adopted in fiscal 2000 (as described in "Share Ownership" below).

Cash Compensation

   Each senior officer is assigned a target cash compensation amount at the beginning of each fiscal year. This amount is based on salary surveys of both similarly-sized software companies and larger software companies, some of which are represented in the Performance Graph on page 25, as well as on job responsibilities and performance. Target cash compensation is allocated between two components: a fixed base salary and a variable bonus target.

   Base salary is based on the criteria set out above, that is, on market surveys, job responsibilities and performance.

   The bonus target for each executive officer varies in accordance with his role responsibilities and objectives. For the fiscal year ended February 28, 2002, the actual bonus for officers other than Messrs. Sirianni and Voogt was to be a percentage (which could exceed 100%) of the bonus target, such percentage being derived from a formula (the "Corporate Performance Formula") based on a combination of the Corporation's revenue and profitability, and a further formula (the "Executive Performance Formula") based on the Corporation's performance against its major competition. Both these formulae were established at the beginning of the fiscal year before the downturn in the economy and the events of September 11, 2001. The application of the Corporate Performance Formula in the calculation of the bonus amounts for these officers would have resulted in a payout of 67% of the target bonus but the application of the Executive Performance Formula resulted in a nil payout. The Committee was of the view that these officers merited some reward for the Corporation's strong financial performance in the face of a challenging and unpredictable economic environment. Accordingly, based on these considerations, the Committee recommended and the Board approved a payout of 50% of the bonus targets, a substantial reduction from the previous year. Mr. Tom Manley was appointed Senior Vice President, Finance & Administration and Chief Financial Officer of the Corporation in August 2001. His employment agreement provided for a payout of two-thirds of his target bonus for the past fiscal year only, after which time he will be subject to the same criteria as are applicable to the other executive officers.

   The bonus entitlement of Messrs. Sirianni and Voogt, senior sales executives, was based on the attainment of specific sales and local performance objectives within their respective territories. Under these criteria, Messrs. Sirianni and Voogt were entitled to 123% and 162%, of their respective bonus targets.

   The range of total cash compensation (base plus bonus) earned by all named executive officers was from 75% to 126% of their respective individual target cash compensation amounts.

Long-Term Incentives

   Long-term incentives are provided through stock options awarded under the 1997-2002 Stock Option Plan ("1997 Option Plan"), which was adopted by the Board on April 9, 1997 and approved by shareholders on

June 25, 1997. Directors, officers, employees, and consultants of the Corporation are eligible to participate in the 1997 Option Plan. Through the award of stock options, the Corporation seeks to attract, reward and retain employees by providing them with a means of sharing in the financial success created by their combined efforts. In particular, the award of stock options to executive officers seeks to provide them with an incentive to enhance shareholder value. Options are granted on the basis of an individual's level of responsibility and potential to contribute to the Corporation's future success.

   Options to employees are awarded at the discretion of management and typically vest equally on each of the successive four anniversaries of the date of grant and expire on the eighth anniversary of the date of grant. Options to directors typically vest in their entirety on the date of grant. All options are priced at the market price of the Corporation's shares on The Toronto Stock Exchange on the trading day preceding the date of grant.

   On April 10, 2001, following the release of the Corporation's year-end results, and on June 28, 2001, following the completion of the Committee's annual review of executive compensation, the Committee awarded option grants to certain key employees of the Corporation and its subsidiaries, including certain of its executive officers, as set out in "Option/SAR Grants in Last Fiscal Year".

   Mr. Rob Ashe was appointed Chief Corporate Officer on April 5, 2001. In recognition of the importance of his appointment and the additional responsibilities associated with the position, Mr. Ashe was awarded an option to acquire 150,000 shares under the 1997 Option Plan on June 28, 2001. One-half of that option award vests on the second anniversary of the date of grant, and the balance vests equally on the third and fourth anniversaries, and expires on the eighth anniversary of that date.

   On September 25, 2001, in recognition of his promotion to Senior Vice President, Mr. Ad Voogt was awarded an option to acquire 25,000 shares, vesting equally on each of the next four anniversaries of the date of grant, and expiring on the eighth anniversary of that date. On the same date, Messrs. Voogt and Sirianni were each awarded an option to acquire 50,000 shares. The Committee based this latter award on the importance of maintaining executive stability in the North American and European sales organizations during a period of economic challenges and executive change. These options vest equally on each of the next four anniversaries of the date of grant and expire on the eighth anniversary of that date.

   As of the Record Date, options to purchase 13,590,576 shares under the 1997 Option Plan, and predecessor plans, were outstanding at a weighted average exercise price of $19.23.

Share Ownership

   To promote better alignment of management and shareholder interests, in May 1999 the Corporation adopted share ownership guidelines for the Chief Executive Officer, Senior Vice Presidents and Vice Presidents of the Corporation ("Executives"). Executives are expected to accumulate and hold shares having a market value at least equal to a multiple of their annual base salary. That multiple increases with the level of responsibility of the executive. Executives generally have three years from the time they become subject to the guidelines to achieve the designated level of stock ownership. Compliance with the guidelines, while voluntary, is strongly recommended. Failure to comply could result in the reduction or suspension from participation in the Corporation's incentive programs.

Chief Executive Officer Compensation

   The Chief Executive Officer's ("CEO") compensation is reviewed and recommended to the Board by the Committee. During the fiscal year ended February 28, 2002, one-half of Mr. Zambonini's compensation was in the form of risk-based compensation tied to the performance of the Corporation based on the

Executive Performance Formula. As discussed in "Human Resources & Compensation Committee Report on Executive Compensation - Cash Compensation", although the Executive Performance Formula resulted in a nil bonus payout, the Committee authorized a bonus payout of 50% of his target bonus, $150,000 (C$234,697). His base salary was set at $300,000 (C$469,394), representing a 17% increase over his Canadian dollar base salary in the previous fiscal year. His bonus target was increased by 56% over his Canadian dollar bonus target in the previous fiscal year, to $300,000 (C$469,394).

   This report has been provided by the Human Resources & Compensation Committee of the Board of Directors.

                                      Robert W. Korthals (Chairman)
                                      Pierre Y. Ducros
                                      Douglas J. Erwin

Human Resources & Compensation Committee Interlock and Insider Participation in Compensation Decisions

   The members of the Human Resources & Compensation Committee are Messrs. Korthals (Chairman), Ducros and Erwin. No member of the Committee was at any time during the past year an officer or employee of the Corporation or any of its subsidiaries, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship with the Corporation requiring disclosure herein. During the last year, no executive officer of the Corporation served as (i) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Human Resources & Compensation Committee of the Corporation; (ii) a director of another entity, one of whose executive officers served on the Human Resources & Compensation Committee of the Corporation; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Corporation.

Certain Relationships and Other Transactions

   Until November 2001, Mr. Cameron was an Investment Advisor with RBC Dominion Securities, a subsidiary of the Royal Bank of Canada, the Corporation's principal banker. From time to time, Mr. Cameron acted on behalf of various executives and other employees of the Corporation in his capacity as an Investment Advisor. The Board had been apprised by Mr. Cameron of these relationships and was of the view that neither their nature nor the amounts involved are significant. Mr. Cameron retired from his occupation in November 2001.

   While the law firm of Torys LLP, of which Mr. Tory is Chair Emeritus and Counsel, provides legal services to the Corporation, neither the amount nor dollar value of these services is significant when compared to the overall amount or dollar value of legal services obtained by the Corporation. Mr. Tory himself provides no legal services to the Corporation and has no direct or indirect responsibility for any legal services provided by Torys LLP to the Corporation. The Board does not consider that the amount paid to Mr. Tory in respect of additional duties carried out as Chairman of the Board (see "Compensation of Directors") impairs his status as an unrelated director as that amount is payable in respect of his additional responsibilities and duties as Chairman of the Board.

   The Corporation may license its products and sell its services in the ordinary course of business to companies for which members of the Corporation's Board serve as executive officers. In fiscal 2002, the Corporation did business with Geac Computer Corporation Limited, of which company Mr. Caldwell, a member of the Audit Committee, was the Chief Executive Officer until December 2001. The Corporation also did business with Hewlett-Packard Company, of which Mr. Russell, also a member of the Audit Committee, is a Vice President, and the General Manager of its Software and Solutions Organization division. The amount received from either of Geac and Hewlett-Packard with respect to the license of products and the purchase of services is not considered sufficient to impair the independence of either Messrs. Caldwell or Russell.

EQUITY COMPENSATION PLAN INFORMATION

   The following table provides information with respect to shares of the Corporation that may be issued upon the exercise of options, warrants or rights under the Corporation's previous or existing equity compensation plans as at Record Date. The plans consist of the 1993-1998 Stock Option Plan and the 1997-2002 Stock Option Plan, both of which were submitted for approval to the Corporation's shareholders and have expired, except for options outstanding. No warrants or rights are outstanding under either of the foregoing plans.

                                 (a)                  (b)                   (c)
                         -------------------- ------------------- ------------------------
                                                                    Number of Securities
                                                                    Remaining Available
                                                                    for Future Issuance
                         Number of Securities                           Under Equity
                          to be Issued Upon    Weighted-Average      Compensation Plans
                             Exercise of       Exercise Price of   (excluding securities
Plan Category            Outstanding Options  Outstanding Options reflected in column (a))
-------------            -------------------- ------------------- ------------------------
Equity compensation
 plans approved by
 shareholders...........      13,590,576            $19.23                909,767(1)
Equity compensation
 plans not approved by
 shareholders...........              --                --                     --
Total...................      13,590,576            $19.23                909,767

(1) The number of securities indicated represent the number of shares of the Corporation which remain available for future issuance under the Corporation's Employee Stock Purchase Plan ("ESPP"). The ESPP terminates on November 30, 2002. See "APPROVAL OF EXTENSION OF EMPLOYEE STOCK PURCHASE PLAN".

COMPENSATION OF DIRECTORS

   The compensation paid to directors of the Corporation was reviewed by the Board in fiscal 2002 and amended to provide that compensation for U.S.-based directors is denominated in U.S. dollars and that of Canadian-based Directors is denominated in Canadian Dollars. The annual retainer payable to a non-employee director is $15,000 and an additional annual retainer of $2,500 is payable for each non-employee director who chairs a committee of the Board. The Chairman receives additional compensation in respect of his duties in the amount of $50,000. Each non-employee director receives meeting fees of $1,250 for attendance (including attendance by telephone) at each Board meeting and committee meeting of which the director is a member. Directors are compensated for duties outside those normally undertaken by directors at the rate of $2,000 per day. Employees of the Corporation serving on the Board do not receive directors' compensation.

   A deferred share plan for non-employee directors ("DSP") was adopted in April 1999. Under the DSP, non-employee directors may receive all or part of their annual retainer fee in cash, options or deferred share units. A deferred share unit ("DSU") is a unit, equivalent in value to a common share of the Corporation, credited by means of a bookkeeping entry in the books of the Corporation to an account in the name of the non-employee director. At the end of the director's tenure as a member of the Board the director is either (a) paid the market value of the shares represented by the DSUs, or (b) receives the whole number equivalent of the number of DSUs in common shares of the Corporation purchased on the open market. DSUs represent the variable (at risk) component of the directors' compensation. All directors have elected to receive their entire annual retainer in the form of DSUs. Additional compensation consisting of deferred share units or an option award under the DSP may be awarded to non-employee directors as the Board deems appropriate.

   The total cash compensation earned by non-employee directors in fiscal 2002 for duties performed during the fiscal year was $76,234. The table at "ELECTION OF DIRECTORS" sets out the number of DSUs held by each nominee for director. No amounts were paid for duties outside those normally undertaken by directors.

   Non-executive directors hold stock options that are currently exercisable or exercisable within 60 days from the Record Date ("Exercisable Optioned Shares") as indicated in the notes to the table appearing in "Security Ownership of CERTAIN BENEFICIAL OWNERS AND Management". The following table sets out, for each of the non-executive directors, the grant date and exercise price for those Exercisable Optioned Shares. Unless otherwise noted, all option grants vest immediately on the date of grant, continue as long as the grantee is a director, but expire in any event on the eighth anniversary of the date of grant.

Grant Date /     April 15,  April 23,   October 8, April 14, Sept. 28, June 25, Dec. 21, March 14, April 11, June 28, Dec. 26,
Exercise          1996 /     1997 /       1997 /    1998 /    1998 /    1999 /   1999 /   2000 /    2000 /    2001 /   2001 /
Price (1)          $9.43     $11.35       $12.14    $14.09     $8.33    $10.75   $20.18   $33.80    $35.11    $15.44   $22.53
------------     ---------  ---------   ---------- --------- --------- -------- -------- --------- --------- -------- --------
J. Caldwell.....                                                                          20,000     2,000     3,000
D. Cameron......                                                         4,000                       2,000     3,000
P. Ducros.......                          3,000      3,000               4,000                       2,000     3,000
D. Erwin........                                              20,000     4,000                       2,000     3,000
R. Korthals.....             20,000(3)    3,000      3,000               4,000                       2,000     3,000
C. Obourn.......                                                                 20,000              2,000     3,000
W. Russell......                                                                                                       10,000
J. Tory.........   9,000(2)               3,000      3,000               4,000                       2,000     3,000
                   -----     ------       -----      -----    ------    ------   ------   ------    ------    ------   ------
TOTAL...........   9,000     20,000       9,000      9,000    20,000    20,000   20,000   20,000    14,000    21,000   10,000
                   =====     ======       =====      =====    ======    ======   ======   ======    ======    ======   ======
Grant Date /
Exercise
Price (1)         Total
------------     -------
J. Caldwell.....  25,000
D. Cameron......   9,000
P. Ducros.......  15,000
D. Erwin........  29,000
R. Korthals.....  35,000
C. Obourn.......  25,000
W. Russell......  10,000
J. Tory.........  24,000
                 -------
TOTAL........... 172,000
                 =======

(1) Options are granted in Canadian dollars. Exercise price shown in U.S. dollars is quoted using the historical rate of exchange as at the date of grant.
(2) Options expire on the seventh anniversary of the date of grant.
(3) Options vest in equal installments on each of the four successive anniversaries of the date of grant.

   All stock options referred to above were awarded under the Stock Option Plans described under "Human Resources & Compensation Committee Report on Executive Compensation -- Long-Term Incentives".

Directors' and Officers' Indemnification

   The Corporation indemnifies each director and officer of the Corporation against liability resulting from any civil, criminal or administrative action or proceeding to which that person is made a party by reason of being, or having been, a director or officer of the Corporation (including an action by or on behalf of the Corporation), as long as that person (a) acted honestly and in good faith with a view to the best interests of the Corporation, and
(b) had reasonable grounds for believing that his or her conduct was lawful in any criminal or administrative proceeding that is enforced by a monetary penalty.

   During the year ended February 28, 2002, the Corporation carried directors' and officers' liability insurance coverage with an aggregate policy limit of $12.8 million (C$20 million) with a $4.8 million (C$7.5 million) deductible. The annual premium for this coverage, amounting to $38,347 (C$60,000), was paid by the Corporation.

Performance Graph


                                    [GRAPH]

(1) Dollar amounts are in U.S. dollars.
(2) The stock price performance graph is not necessarily indicative of future performance. Information used on the graph was obtained from The Nasdaq Stock Market, Inc., a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

   The above graph compares the five-year cumulative total return on the Corporation's shares with the comparable cumulative return of a broad equity index and an industry index. The indexes used are the Center for Research in Securities Prices ("CRSP") Total Return Index for The Nasdaq Stock Market (U.S. and Foreign Companies), and the Nasdaq Computer & Data Processing Services Stocks Index.

   The graph assumes $100 invested on February 28, 1997 in the Corporation's shares and each of the Nasdaq indexes.

CORPORATE GOVERNANCE

Statement of Corporate Governance Practices

   The Toronto Stock Exchange ("TSE") requires that the Corporation disclose its approach to corporate governance and relate the corporate governance practices of the Corporation to specific guidelines. These guidelines, together with a brief description of the alignment of the Corporation's practices with them, are set out in Annex 1 to this Proxy Statement. The Corporation is satisfied that it complies with the recommended guidelines.

Board Meetings and Composition

   The Board has five regularly scheduled meetings each year--following the end of each fiscal quarter and a strategic planning session. Additional meetings may be convened by the Board as required. The Board met seven times during the recently completed fiscal year. Each director attended more than 75% of the total number of meetings of the Board in that period and the total number of meetings held by all committees of the Board on which that director served in that period.

   All nominees for director, except Mr. Zambonini, are unrelated and outside directors. The Corporation does not have a significant shareholder. A significant shareholder is a shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.

Board Committees

   The Board has established three standing committees: the Corporate Governance Committee, the Audit Committee, and the Human Resources & Compensation Committee. The Board has adopted written mandates for each committee.

Corporate Governance Committee

   The Corporate Governance Committee is responsible for making recommendations to the Board with respect to: (a) all matters relating to the stewardship role of the Board in respect of the management of the Corporation,
(b) Board size, composition, and orientation, (c) Board compensation, and (d) procedures necessary to allow the Board to function independently of management. This committee is also responsible for reporting to the Board with respect to appropriate candidates for nomination to the Board, and for evaluating the performance of the Board. Although this committee did not meet during the recently completed fiscal year, the matters for which it is responsible were undertaken by the Board as a whole. This committee is currently composed of the following directors: Mr. Tory (Chairman) and Mr. Cameron. Each of them is an unrelated director.

Audit Committee

   The Audit Committee is responsible for supervising the audit of the Corporation's financial records as well as establishing policies and procedures concerning the Corporation's financial reporting, internal accounting, financial controls, management information, and risk management. In 1998, the Board adopted a written charter for the Audit Committee, which is reviewed and updated on a regular basis. The committee is responsible for reviewing quarterly financial statements and the annual financial statements prior to their approval by the full Board and therefore meets not less frequently than each fiscal quarter in conjunction with each quarterly Board meeting. The committee meets with the independent auditors of the Corporation on a regular basis without any members of management present. The Audit committee met four times during the most recently completed fiscal year. This committee is currently composed of the following directors: Mr. Cameron (Chairman), Mr. Caldwell, Ms. Obourn and Mr. Russell (from December

19, 2001). Each of them is an unrelated director and is otherwise independent of the Corporation (as independence is defined in the listing standards of the Nasdaq National Market).

Human Resources & Compensation Committee

   The Human Resources & Compensation Committee reviews and recommends to the Board the compensation for the Chief Executive Officer. It also reviews and approves the compensation for other executive officers based, in part, on the recommendations of the Chief Executive Officer. In addition, the committee reviews and approves significant personnel policies of the Corporation, including incentive programs, compensation, benefits, and overall compensation policies. The committee met once and also took actions by written consent during the most recently completed fiscal year. Consent actions related to the approval of the issuance of options as required under the Corporation's stock option plan. This committee is currently composed of unrelated directors, namely: Mr. Korthals (Chairman), Mr. Ducros and Mr. Erwin.

Decisions Requiring Board Approval

   In addition to those matters which must by law be approved by the Board, management is also required to seek Board approval for any disposition, commitment, venture, or significant expenditure in either monetary or business terms. Changes in senior management are reviewed by the Human Resources & Compensation Committee, and then referred to the Board for final disposition.

Expectations of Management

   The Board expects management of the Corporation to effectively manage its business in accordance with the strategic and policy directions approved by the Board. Management is expected to fully inform the Board of its performance in relation to those plans and any events that may affect those plans, and propose to the Board remedial or alternate actions. The Board, either directly or through its Corporate Governance Committee, will continue to review its corporate governance practices and make any changes that it deems necessary.

Communications Policy

   In response to Regulation FD promulgated by the U.S. Securities and Exchange Commission, as well as other related regulatory initiatives, the Corporation has adopted a Disclosure Policy ("Policy") which reflects its commitment to providing timely and accurate corporate information to investors, including shareholders, and to the general public. The Policy requires prompt general disclosure of any material information and sets out the procedures to be followed in communicating with investors, analysts and the media, including analyst conferences via webcast over the Internet.

Shareholder Feedback

   Inquiries from shareholders are responded to by the Vice President, Corporate Relations, the Secretary or another appropriate officer of the Corporation. The Corporation maintains regular communications with the financial and investment community through industry analyst briefings by the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer on at least a quarterly basis. The quarterly earnings conference calls are webcast over the Internet and are accessible for a limited period of time from the Corporation's investor relations web page at www.cognos.com.

AUDITOR INDEPENDENCE

Fees Paid To The Independent Auditors

Audit Fees

   The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Corporation's annual consolidated financial statements for the fiscal year ended February 28, 2002 and the reviews of the unaudited interim financial statements included in the Corporation's Form 10-Q's for the fiscal year ended February 28, 2002 ("Audit Services") were $370,000.

Financial Information Systems Design and Implementation Fees

   Ernst & Young did not perform any professional services with respect to financial information systems design and implementation for the fiscal year ended February 28, 2002 ("Technology Services").

All Other Fees

   The aggregate fees billed by Ernst & Young LLP for professional services other than Audit Services and Technology Services for the fiscal year ended February 28, 2002 were $595,000.

Audit Committee Report

   The Audit Committee has reviewed and discussed with management the Corporation's audited consolidated financial statements as of and for the year ended February 28, 2002.

   The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

   The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence and considered the compatibility of non-audit services with the auditors' independence. The Audit Committee had no concerns or reservations regarding the independence of the auditor. However, in view of the increased focus and concerns regarding auditor independence, the Audit Committee has strengthened its already existing review process relating to services engagements undertaken by the auditor and any other accounting firm. Furthermore, although the auditor has in the past performed only limited non-audit services (strategic tax planning being the only significant activity in that regard), the Audit Committee has determined that no future non-audit engagements will be carried out by the auditor. Non-audit services include: internal audit services, technology services, appraisal and valuation services, and strategic tax planning. In the case of tax planning, current engagements will be completed but no new engagements will be assigned to the auditor.

   In 2001, the U.S. Securities and Exchange Commission adopted new rules regarding the composition and operation of the Audit Committee designed to improve the qualifications of audit committee members and the quality of financial information being given to the investing public. The rules are set out in Annex 2 to this Proxy Statement, together with a brief description of the alignment of the Corporation's practices with the rules. The Corporation and the Board have reviewed the requirements under the new rules and are satisfied that the Committee is in compliance with their requirements.

   Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended February 28, 2002 and that Ernst & Young LLP be appointed independent auditors of the Corporation for 2003. The foregoing report is provided by the following independent directors, who constitute the Audit Committee.

                                       Douglas C. Cameron (Chairman)
                                       John E. Caldwell
                                       Candy M. Obourn
                                       William Russell

ADDITIONAL INFORMATION

EXPENSES AND SOLICITATION

   The cost of solicitation of proxies will be borne by the Corporation. In addition to soliciting shareholders by mail through its regular employees, the Corporation may request banks and brokers to solicit their customers who have shares of the Corporation registered in the names of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some shareholders in person or by mail, telephone or fax following original solicitation.

SHAREHOLDER PROPOSALS

   To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be received at the Corporation's principal executive offices no later than the close of business on February 7, 2003.

   For any proposal that is not submitted for inclusion in next year's Proxy Statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Corporation receives notice of the proposal before the close of business on April 23, 2003 and advises stockholders in next year's Proxy Statement about the nature of the matter and how management intends to vote on such matter, or
(b) does not receive notice of the proposal prior to the close of business on April 23, 2003.

   Notices of intention to present proposals at the fiscal 2003 Annual Meeting should be addressed to The Secretary, Cognos Incorporated, 3755 Riverside Drive, P.O. Box 9707, Station T, Ottawa, Ontario, Canada K1G 4K9. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements

ELECTRONIC ACCESS TO PROXY STATEMENT AND ANNUAL REPORT

   The Corporation offers its shareholders the opportunity to view future proxy statements, annual reports and quarterly reports through the Internet instead of receiving paper copies in the mail. If you are a registered shareholder you can choose this new option by following the instructions set out in your form of proxy. If you hold your shares through an intermediary (such as a bank or broker), please refer to the information provided by the intermediary on how to choose to view our proxy statements, annual reports and quarterly reports through the Internet.

APPROVAL BY BOARD OF DIRECTORS

   The contents and the sending of this Proxy Statement have been approved by the Board of Directors of the Corporation.

   DATED at Ottawa this 31st day of May, 2002.

                                       James M. Tory
                                       Chairman of the Board

                                 RESOLUTION A

                FOR APPROVAL OF THE 2002-2003 STOCK OPTION PLAN

The shareholders of the Corporation will be asked to approve the following resolution:

RESOLVED THAT:

The 2002-2003 Stock Option Plan approved by the Board of Directors of the Corporation on April 10, 2002, subject to regulatory approval, described in the Proxy Statement distributed by the management of the Corporation, and made available to shareholders, is approved.

                              COGNOS INCORPORATED
                          2002-2003 STOCK OPTION PLAN

      (Adopted by the Cognos Board of Directors on April 10, 2002, by its
                        Shareholders on XXXX XX, 2002,
                    and approved by the TSE on XXXXX, 2002)

1.PURPOSE

   This 2002-2003 Stock Option Plan (the "Plan") is intended to provide incentives to officers directors, employees and consultants of Cognos Incorporated and any present or future subsidiary of the Corporation wherever located (the "Corporation"), by providing them with opportunities to purchase stock in the Corporation pursuant to options, with or without stock appreciation rights ("Options"). Options may qualify as "incentive stock options", or ISO's, under Section 422(b) of the United States Internal Revenue Code of 1986, as amended (the "Code"). Options that are not ISO's are "non-qualified stock options" or NQO's.

2.ADMINISTRATION OF THE PLAN

A.The Plan shall be administered by the Human Resources & Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board").

B.Subject to the terms of the Plan, the Committee shall have the authority to
(a) determine the employees of the Corporation and any Subsidiary (from among the class of employees eligible under paragraph 3) to whom Options may be granted; (b) determine the time or times at which Options may be granted; (c) determine (subject to paragraph 6) the option price of shares subject to each Option; (d) determine the limitations, restrictions, and conditions of any grant of Options, including whether any Option granted is an ISO or a NQO or whether it will have stock appreciation rights attached to it (subject to paragraph 19); (e) determine (subject to paragraph 8) the time or times when each Option shall become exercisable and the duration of the exercise period; and (f) interpret the Plan and prescribe and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it is final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may consider appropriate. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

C.The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option.

D.Options may be granted to members of the Board, including members of the Committee. All grants of Options to members of the Board shall be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either (a) are eligible to receive grants of Options pursuant to the Plan or (b) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which such action is taken with respect to the granting of Options to such member.

E.The Board in its discretion may take such action as may be necessary to ensure that Options granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Options may be subject to such other terms and conditions as are necessary to constitute compensation arising from their exercise or disposition (or the disposition of any shares acquired thereunder) as Performance-Based Compensation.

3.PARTICIPATION

A.Options may be granted to any officer, director (whether or not an employee), employee or consultant of the Corporation or any Subsidiary (each recipient of an award a "Participant"). ISO's may only be awarded to Employees of the Corporation. All other Participants will be awarded NQO's.

B.Participation in the Plan is voluntary and is not a condition of employment. No employee of the Corporation shall have any claim or right to be granted Options or SARs pursuant to the Plan.

C.Neither the Corporation nor any Subsidiary assumes any liability for the income or other tax consequences arising from participation in the Plan. Participants should consult their own tax advisors in that respect.

4.STOCK

A.All stock issued under the Plan shall be authorized but unissued common shares of capital stock of the Corporation without par value (the "Common Shares").

B.The aggregate number of Common Shares which may be issued under the Plan is 3,800,000 subject to adjustment as provided in paragraph 16.

C.If any Option expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased Common Shares subject to that Option shall again be available for grants of Options.

D.No officer, director (whether or not an employee), employee or consultant of the Corporation or any Subsidiary may be granted Options that, together with all of the Corporation's previously established or proposed share compensation arrangements, could result, at any time, in:

(a) the number of Common Shares reserved for issuance to such persons exceeding ten per cent (10%) of the number of Common Shares outstanding on a non-diluted basis at such time ("outstanding issue");

(b) the issue to such persons, within a one-year period, of more than ten per cent (10%) of the outstanding issue of Common Shares; or

(c) the issue to any one of such persons, within a one-year period, of more than five per cent of the outstanding issue of Common Shares or, if less, 450,000 shares.

   The foregoing limits will be adjusted to reflect any adjustments in the capital of the Corporation as contemplated in paragraph 16.

5.TERM & EFFECTIVE DATE

A.This Plan was adopted by the Board on April 10, 2002. Options may be granted under the Plan prior to the date of shareholder approval of the Plan. No option may be exercised prior to shareholder approval of the Plan.

B.If the approval of shareholders is not obtained prior to July 31, 2002, any Options granted under the Plan made prior to that date will be rescinded.

C.The Plan shall expire on May 1, 2003 (except as to Options outstanding on that date).

6.MINIMUM OPTION PRICE

A.The price per Common Share specified in the agreement relating to each Option granted under the Plan shall not be lower than 100% of the fair market value of Common Shares on the date of grant, subject to adjustment in accordance with the provisions of paragraph 16 and paragraph 21.

B.In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary, the price per Common Share specified in the agreement relating to each ISO shall not be less than one hundred and ten percent (110%) of the fair market value of Common Shares on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

C.Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Corporation and any Subsidiary, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of US$100,000. The Corporation intends to designate any Options granted in excess of such limitation as NQOs. (To make this calculation the conversion rate used shall be the purchase rate for U.S. dollars on the date of grant as published by the Bank of Canada). The foregoing shall be applied by taking Options into account in the order in which they were granted. If the Committee determines to issue an NQO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO.

D.For the purposes of the Plan, except for SAR's awarded pursuant to paragraph 19, "fair market value" on any particular day shall be determined at the close of business on the last trading day preceding the date an Option is granted and shall mean, (a) the closing price of the Common Shares on The Toronto Stock Exchange, or if none is available then (b) the average of the closing bid and asked prices on the NASDAQ Stock Market. If the Common Shares are not publicly traded at the time an Option is granted, "fair market value" shall be deemed to be the fair value of the Common Shares as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Shares in private transactions negotiated at arm's length.

7.OPTION DURATION

   Each Option shall expire on the date specified by the Committee, but not more than (a) ten (10) years from the date of grant in the case of Options generally and (b) five (5) years from the date of grant in the case of ISOs contemplated in paragraph 6(B), except as provided in paragraph 21. The term of each Option shall be set out in the instrument granting the Option ("Option Agreement"), except with respect to any part of such ISO that is converted into a NQO pursuant to paragraph 21.

8.WHEN OPTION BECOMES EXERCISABLE

   Each Option shall be exercisable as follows:

A.The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify. Any reference to an Option in this Plan includes any installment of that Option.

B.Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option.

C.Subject to such trading restrictions as may be imposed by the Corporation from time to time, each Option may be exercised at any time or from time to time for up to the total number of Common Shares with respect to which it is then exercisable.

D.The Committee shall have the right to accelerate the date of exercise of any Option or installment thereof. The date of exercise of any ISO (which has not previously been converted to an NQO pursuant to paragraph 21) may be accelerated only if that acceleration does not violate the annual vesting limitation set out in paragraph 6(C).

9.TERMINATION OF EMPLOYMENT

A.If a Participant ceases to be employed by the Corporation or any Subsidiary, other than by reason of "retirement" as defined in paragraph 10, death or disability or for "cause" as defined in this paragraph 9, then, effective on the date that termination becomes effective ("Without Cause Termination Date"), no further installments of an Option will become exercisable, and the Participant may exercise the Option to the extent the Participant could have exercised, except to the extent the Committee accelerates the right of the Participant to exercise an Option (in its sole and absolute discretion) on the Without Cause Termination Date, at any time on or before the earlier of: thirty (30) days from the Without Cause Termination Date or on the specified expiration date of the Option.

B.Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as governmental service) on the condition that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Participant's right to re-employment is guaranteed by statute or contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Subsidiary to continue the employment of the Participant after the approved period of absence.

C.Nothing in the Plan shall give any Participant the right to be retained in employment by the Corporation for any period of time, nor shall it interfere with the right of the Corporation to terminate the employment of any Participant, with or without cause. Options granted under the Plan shall not be affected by any change of employment within or among the Corporation, so long as the Participant continues to be an employee of the Corporation.

D.If the employment of a Participant is terminated for "cause", any Option or installment thereof shall terminate the last day of employment with the Corporation and shall thereafter not be exercisable, except to the extent the Committee accelerates the right of the Participant to exercise an Option (in its sole and absolute discretion). "Cause" shall mean conduct recognized by the laws applicable to the Participant as constituting just or proper cause for dismissal without compensation. In granting any Option (including any NQO), the Committee may specify that the Option shall be subject to the restrictions set forth herein, or to such other termination or cancellation provisions as it may determine.

E.In this paragraph 9, reference to the termination or cessation of employment of a Participant who is (a) a director, shall mean the termination or cessation of the appointment of that director as a member of the Board, and
(b) a consultant, shall mean the termination or cessation of the contract retaining the consultant.

10.RETIREMENT

   If a Participant whose age and aggregate number of years of service with the Corporation totals 75 or greater, ceases to be employed by the Corporation without cause and with the intent of ceasing full-time employment with any party (the combination of the foregoing factors and such additional factors as the Committee in its sole discretion may from time to time determine constituting "Retirement" for purposes of this Plan), except to the extent the Committee accelerates the right of the Participant to exercise an Option (in its sole and absolute discretion), no further installments of an Option will become exercisable, and the Participant may exercise the Option to the extent the Participant could have exercised it on the date employment ceases, at any time on or before the earlier of: (i) the second (2nd) anniversary of that date, and (ii) the date that the

Option expires pursuant to Paragraph 7. If the Participant dies or is incapacitated during that period, then the personal representatives of the Participant may exercise the foregoing rights.

11.CEASING TO BE A DIRECTOR

   If a Participant who is a Director ceases to be a member of the Board, the Participant may exercise Options to the extent the Participant could have exercised it on the date such appointment ceases, at any time on or before the earlier of: the second (2nd) anniversary of that date and the specified expiration date of the Options.

12.DEATH

   If a Participant ceases to be employed by the Corporation or any Subsidiary by reason of death, (i) all Options shall immediately become exercisable with effect immediately prior to death, and (ii) the estate, personal representative or beneficiary of the Participant who has acquired the Options by will or by the laws of the descent and distribution, may exercise the Options to the extent the Participant could have exercised them, at any time on or before the earlier of: the second (2nd) anniversary of the date of the Participant's death or the specified expiration date of the Option.

13.DISABILITY

   If a Participant ceases to be employed by the Corporation or its Subsidiaries by reason of disability, (i) all Options shall immediately become exercisable with effect immediately prior to the date of termination of employment, and (ii) the Participant or the personal representative of the Participant, may exercise the Options to the extent the Participant could have exercised them, at any time on or before the earlier of: the second (2nd) anniversary of the date of the Participant's termination of employment or the specified expiration date of the Option.

14.ASSIGNABILITY

   No Option shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of the Participant only by the Participant.

15.TERMS AND CONDITIONS OF OPTIONS

A.Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 14 and may contain such other provisions, as the Committee deems advisable, which are not inconsistent with the Plan, including restrictions applicable to Common Shares issuable upon exercise of Options.

B.The Committee may from time to time confer authority and responsibility on one or more of its members or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

16. ADJUSTMENTS

   Upon the happening of any of the following described events, a Participant's rights with respect to Options granted hereunder shall be adjusted as follows:

A.If there is any subdivision or subdivisions of the Common Shares into a greater number of shares at any time, or in the case of the issue of shares of the Corporation to the holders of its outstanding Common Shares by way of stock dividend or stock dividends (other than an issue of shares to shareholders pursuant to their exercise of a right to receive dividends in the form of shares of the Corporation in lieu of cash dividends declared payable in the ordinary course by the Corporation on its Common Shares), the number of Common Shares deliverable upon the exercise of Options shall be increased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision or stock dividend.

B.If there is any consolidation or consolidations of the Common Shares into a lesser number of shares at any time, the number of Common Shares deliverable upon the exercise of Options shall be decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such consolidation.

C.If there is any reclassification of the Common Shares, at any time a Participant shall accept, at the time of purchase of shares pursuant to the exercise of an Option, in lieu of the number of Common Shares in respect of which the Option to purchase is being exercised, the number of shares of the Corporation of the appropriate class or classes as the Participant would have been entitled as a result of such reclassification or reclassifications had the Option been exercised before such reclassification or reclassifications.

D.If the Corporation is to be amalgamated or consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Corporation under the Plan (the "Successor Board"), shall, as to outstanding Options, either (a) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding Common Shares in connection with the Acquisition; or (b) upon written notice to participants, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (c) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

E.Despite the foregoing, any adjustments made pursuant to subparagraphs A, B, C or D with respect to ISO's shall be made only after the Committee, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "modification" of those ISO's (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for their holders. If the Committee determines that those adjustments would constitute a "modification" of those ISO's, it may refrain from making such adjustments.

F.If there is any proposed winding up, dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

G.Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

H.No fractional shares shall be issued under the Plan. A Participant will receive cash in lieu of fractional shares.

I.Upon the happening of any of the foregoing events described in subparagraphs A, B, C or D above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 16 and, subject to paragraph 2, its determination shall be conclusive.

17.EXERCISE OF OPTIONS

A.An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. The notice shall identify the Option being exercised, specify the number of shares as to which such Option is being exercised, and be accompanied by full payment of the purchase price therefor either (a) in Canadian dollars in cash or by certified cheque, (b) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Shares acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Participant's direction at the time of exercise, or (c) at the discretion of the Committee, by such other method as it deems appropriate, subject to such regulatory approval as may be required. If the Committee exercises its discretion to permit payment of the exercise price of an Option by means of the methods set forth in clauses (b) or ) above, that discretion shall be exercised in writing at the time of the grant of the Option in question.

B.The holder of an Option shall not have the rights of a shareholder with respect to the Common Shares subject to Option until the date of issuance of a stock certificate to the Participant for such Common Shares. Except as expressly provided above in paragraph 16 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

18.CONDITIONS OF EXERCISE

   Each Option shall be subject to the requirement that, if at any time the Committee or counsel for the Corporation shall determine, in its reasonable discretion, that the listing, registration or qualification of the Common Shares subject to such Option upon any stock exchange or under any applicable law, or the consent or approval of any governmental body, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee and counsel for the Corporation.

19.STOCK APPRECIATION RIGHTS

A.Subject to the provisions of the Plan, the Board may grant stock appreciation rights in connection with the grant of any Option. A Stock Appreciation Right ("SAR") means the right to surrender to the Corporation all or a portion of an Option in exchange for an amount equal to the excess of (i) the SAR fair market value, as of the date such Option or portion thereof is transferred and surrendered, of the Common Shares subject to that Option, and
(ii) the SAR fair market value of those Common Shares as of the day the Option was granted. Each SAR shall be subject to such other terms and conditions as the Board shall determine. Any SARs shall be granted in the instrument referred to in paragraph 15A.

B.SARs shall be exercisable: (a) at the sole discretion of the Committee, (b) otherwise only at the same time, by the same persons and to the same extent that the Option related thereto is exercisable. Upon exercise of any SAR, the corresponding portion of the related Option shall be deemed to be surrendered to the Corporation and canceled.

C.A SAR shall be transferable only in the manner and to the extent that the related Option is transferable.

D.Payment of the amount to which a Participant is entitled upon the exercise of a SAR shall be made in cash.

E."SAR fair market value" on any particular day shall mean the average of either, (a) the average of the high and low trading prices of the Common Shares on The Toronto Stock Exchange, or, if not available then (b) the averages of the closing bid and asked prices on the NASDAQ Stock Market, on the five trading days immediately prior to that day. If the Common Shares are not publicly traded at the time an Option is granted, "fair market value" shall be deemed to be the fair value of the Common Shares as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Shares in private transactions negotiated at arm's length. Any reference elsewhere in this Plan to "fair market value" shall mean "SAR fair market value" when used in reference to a SAR.

20.TERM AND AMENDMENT OF THE PLAN

   The Board may terminate or amend the Plan in any respect at any time, in accordance with applicable legislation and subject to regulatory approval, if any is required, except that the approval of shareholders is required: (a) if such approval is required by applicable law or the rules or policies of any stock exchange or inter-dealer quotation system on which the Common Shares are then listed, or (b) if such approval is required for Option awards to qualify for favorable treatment under Sections 162(m) or 422 of the Code, or any successor provisions. No action of the Committee, Board or shareholders shall alter or impair the rights of a Participant, without the consent of that Participant, under any Option previously granted to him.

21.CONVERSION OF ISO's INTO NQO's

   The Committee, at the written request of any Participant, may, in its discretion and subject to such regulatory approval as may be required, take such actions as may be necessary to convert that Participant's ISOs that have not been exercised on the date of conversion into NQOs at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Corporation or a Subsidiary at the time of such conversion. Such actions may include, but are not limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISO. At the time of conversion, the Committee (with the consent of the Participant) may impose such conditions on the exercise of the resulting NQOs as the Committee in its discretion may determine, on the condition that those conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have ISOs converted into NQOs, and no conversion shall occur until and unless the Committee takes appropriate action.

22.APPLICATION OF FUNDS

   The proceeds received by the Corporation from the sale of Common Shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

23.GOVERNMENTAL REGULATION

A.The Corporation's obligations to sell and deliver Common Shares under this Plan are subject to the approval of any governmental or regulatory authority required in connection with the authorization, issuance or sale of such shares.

B.Government regulations may impose reporting or other obligations on the Corporation with respect to the Plan. For example, the Corporation may be required to send tax information statements to employees and former employees that exercise Options, and the Corporation may be required to file tax information returns reporting the income received by participants in connection with the Plan.

24.WITHHOLDING OF ADDITIONAL INCOME TAXES

   Upon the exercise of an Option, the making of a Disqualifying Disposition (as defined in paragraph 25) or the vesting or transfer of restricted Common Shares acquired on the exercise of an Option, or the making of a distribution or other payment with respect to such Common Shares, the Corporation may withhold taxes in respect of amounts that constitute compensation included in gross income. The Committee in its discretion may condition (a) the exercise of an Option or (b) the vesting of restricted Common Shares acquired by exercising an Option, on the Participant's making satisfactory arrangement for withholding. Such arrangement may include payment by the Participant in cash or by cheque (certified in its discretion) of the amount of the withholding taxes or, at the discretion of the Committee, by the Participant's delivery of previously held Common Shares or the withholding of Common Shares otherwise deliverable upon exercise of an Option having an aggregate fair market value equal to the amount of such withholding taxes.

25.NOTICE TO CORPORATION OF DISQUALIFYING DISPOSITION

   By accepting an ISO granted under the Plan, each Participant agrees to notify the Corporation in writing immediately after the Participant makes a disqualifying disposition of any Common Shares received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock on or before the later of (a) two years from the date the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

26.GOVERNING LAW

   The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Province of Ontario, Canada.

                                  RESOLUTION B

       FOR APPROVAL OF THE EXTENSION TO THE EMPLOYEE STOCK PURCHASE PLAN

The shareholders of the Corporation will be asked to approve the following resolution:

RESOLVED THAT:

The extension of the term of the Employee Stock Purchase Plan of the Corporation to November 30, 2005, approved by the Board of Directors of the Corporation on April 10, 2002, subject to regulatory approval, described in the Proxy Statement distributed by management of the Corporation, and made available to shareholders, is hereby approved.

                                    COGNOS
                         EMPLOYEE STOCK PURCHASE PLAN
                             TERMS AND CONDITIONS
         (as amended by the Cognos Board of Directors on May 10, 2002)

1.PURPOSE

  Participation in the Cognos Employee Stock Purchase Plan (the "Plan") is being extended to all full-time and part-time permanent employees of the Cognos group of companies (the "Corporation"). An employee can enroll in the Plan at any time between December 1, 1993 and November 30, 2005. The Plan is intended to provide a further incentive for employees to promote the best interests of the Corporation and an additional opportunity to participate in its economic progress. The stock subject to this Plan shall be shares of the Corporation's authorized but unissued common stock, no par value. The aggregate number of shares which may be issued pursuant to the Plan is 3,000,000.

2.PAYROLL DEDUCTION

  Under the Plan each participating employee (the "Employee") can elect to have the Corporation deduct an amount per pay period not to exceed 5% of his/her annual target salary divided by the number of pay periods per year provided such amount is greater than $10.00 per month. Commencing on December 1, 1993, the Corporation shall accumulate in its general fund on behalf of each Employee the deductions made in each of the Corporation's fiscal quarters (a "Purchase Period"). An Employee may elect to change the amount deducted at any time to become effective at the beginning of the next Purchase Period.

3.DATE OF ACQUISITION

  On the first trading day after the end of each Purchase Period (the "Date of Acquisition") (i.e., March 1, 1994, June 1, 1994, September 1, 1994 and December 1, 1994 etc. through to November 30, 2005) each Employee's cumulative deductions shall be applied towards the purchase of common shares of Cognos Incorporated (the "Common Shares").

4.PRICE OF ACQUISITION

  The purchase price per share shall be at a 10% discount from the lesser of the simple average of the average of the high and low prices of the Common Shares on The Toronto Stock Exchange (T.S.E.) on each of (a) the first five trading days of the Purchase Period or (b) the last five trading days of the Purchase Period.

5.RECORD OF ACQUISITION

  Within one months after each Date of Acquisition, each Employee shall be furnished with a record of the shares purchased, the purchase price per share, and the balance remaining in his/her account along with the stock certificate covering the shares purchased. No partial shares shall be issued. Amounts remaining in an Employee's account which are insufficient to purchase a whole share shall form the opening balance for the subsequent Purchase Period.

6.TAX CONSEQUENCES

  Because the Plan is available to employees of all of the Cognos group of companies worldwide, no attempt has been made to determine the many special provisions which could be applicable to a particular situation. Employees should consult their own tax advisors to determine the specific tax consequences to them.

7.TRANSFERABILITY OF SHARES

  The Common Shares issued will be freely transferable on the T.S.E. and in the over-the-counter market in the United States, subject to the requirement that any resales by "affiliates" of the Corporation must be made pursuant to Rule 144 of the United States Securities Act.

8.WITHDRAWAL AND TERMINATION

  An employee may withdraw from the Plan at any time by providing written notice to the attention of:

                            The Corporate Secretary
                              Cognos Incorporated
                                 P.O. Box 9707
                              3755 Riverside Drive
                                Ottawa, Ontario
                                    K1G 4K9

  Upon withdrawal all deducted amounts which have not been applied to the purchase of shares shall be returned to the Employee. No interest will be payable to any Employee in respect of deductions made under the Plan.

  Termination of employment for whatever cause shall constitute withdrawal from the Plan. On termination all outstanding deductions which have not been applied to the purchase of shares shall be immediately returned to the Employee.

9.ADMINISTRATION

  Rights under the Plan are not transferable by an Employee to any other person. All funds received by the Corporation under the Plan shall be included in the general fund of the Corporation. This Plan will be administered by the Corporate Secretary whose decisions with regard thereto shall be final and conclusive. The Plan shall be governed by the laws of the Province of Ontario.

10.ELECTION TO PARTICIPATE

  In order to participate in the Plan an employee must complete the attached Election to Participate form by filling in the date deductions are to commence and the amount of money per pay period which he/she desires to have withheld. The form must then be dated, signed and returned to the Corporate Secretary.

  If you have any questions, please contact the Coordinator Shareholder Relations at the Ottawa-Riverside office (738-1338 ext. 3392).

11.RESTRICTION ON PURCHASES

  No employee of the Corporation may purchase Common Shares under the Plan that, together with all of the Corporation's previously established or proposed share compensation arrangements, could result, at any time, in:

  (a) the number of Common Shares purchased or reserved for issuance to such persons exceeding ten per cent (10%) of the number of Common Shares outstanding on a non-diluted basis at such time ("outstanding issue");

  (b) the purchase or issue to such persons, within a one-year period, of more than ten per cent (10%) of the outstanding issue of Common Shares; or

  (c) the purchase or issue to any one of such persons, within a one-year period, of more than five per cent of the outstanding issue of Common Shares.

  The foregoing limits will be adjusted to reflect any adjustments in the capital the of the Corporation.

                            ELECTION TO PARTICIPATE

TO:COGNOS INCORPORATED and its subsidiaries and affiliates (the "Corporation")

I, the undersigned, acknowledge having received and read the Cognos Employee Stock Purchase Plan (the "Plan") and agree to the terms contained therein. I hereby authorize the Corporation in accordance with the terms of the Plan
commencing                        , 200   to withhold by way of payroll
deduction:                    per pay period

(NOTE: The amount indicated may not exceed 5% of your target salary divided by the number of pay periods per year).

Unless given notice of any withdrawal from the Plan, I further authorize and direct the Corporation on my behalf to apply the proceeds from such deductions towards purchase of Common Shares of Cognos Incorporated on the first trading day after the end of each Purchase Period.

I recognize and agree that purchase of such shares is conditional upon my being a full-time employee of the Corporation at the time of purchase. I acknowledge and agree that termination of employment for whatever cause shall render my participation in the Plan null and void and all deductions made on my behalf since the end of the fiscal quarter which preceded my termination shall be returned to me in full.

                                       Signature:


                                       Name:

                                       (Please Print)

                                       Date:


                                       Home
                                       Address:

                                 RESOLUTION C
              FOR CONFIRMATION OF THE AMENDMENTS TO THE ARTICLES
                     AND BY-LAW NO. 1 OF THE CORPORATION

The shareholders of the Corporation will be asked to confirm the following resolution:

RESOLVED THAT:

  1. The amendments to By-law No. 1 in the form attached hereto are hereby enacted, with such minor variations, if any, as the Chairman of the Board and the General Counsel and Corporate Secretary may approve.

RESOLVED, AS A SPECIAL RESOLUTION, THAT

  2. Paragraph 3 of the Articles of Amendment dated March 17, 1997 be deleted and the following substituted:

    "3. to provide that the directors may appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders."

                                 BY-LAW NO. 1
                                      of
                              COGNOS INCORPORATED
                              (the "Corporation")

      (amended as underlined by the Board of Directors on April 10, 2002 and passed by the shareholders on XXXX XX, 2002)

                             1. REGISTERED OFFICE


1.1. The registered office of the Corporation shall be in the province or territory of Canada specified in the articles of the Corporation and at such location therein as the directors may from time to time determine.


                               2. CORPORATE SEAL

2.1. Until changed by the directors the corporate seal of the Corporation shall be in the form impressed in the margin hereof.

                                 3. DIRECTORS

3.1. Number and Quorum. The number of directors shall be determined by the directors but shall be not fewer than the minimum and not more than the maximum provided in the articles. A majority of directors or such greater or lesser number as the directors may from time to time determine shall constitute a quorum for the transaction of business at any meeting of directors.


3.2. Qualification. No person shall be qualified to be a director if that person is less than eighteen years of age; is of unsound mind and has been so found by a court in Canada or elsewhere; or has the status of a bankrupt. At least twenty-five percent of the directors shall be resident Canadians.


3.3. Election and Term of Office. The directors shall be elected at each annual meeting of shareholders of the Corporation and each director shall hold office until the close of the first annual meeting following that director's election. If an election of directors is not held at an annual meeting of shareholders, the directors then in office shall continue in office until their successors are elected. Retiring directors are eligible for re-election.

3.4. Vacation of Office. A director ceases to hold office if the director dies while holding office, is removed from office by the shareholders, ceases to be qualified for election as a director or resigns by a written resignation received by the Corporation. A written resignation of a director becomes effective at the time it is received by the Corporation, or at the time specified in the resignation, whichever is later.

3.5. Removal of Directors. The shareholders may by ordinary resolution at a special meeting of shareholders remove any director or directors from office provided that where the holders of any class or series of shares have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series. A vacancy created by the removal of a director may be filled at the meeting of the shareholders at which the director is removed.


3.6. Vacancies. Subject to the Act, a quorum of directors may fill a vacancy among the directors. A director appointed or elected to fill a vacancy holds office for the unexpired term of the director's predecessor.

3.7. Action by Directors. The directors shall manage, or supervise the management of, the business and affairs of the Corporation. Subject to sections 3.8 and 3.9 the powers of the directors may be exercised at a meeting at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the directors. Where there is a vacancy in the board of directors the remaining directors may exercise all the powers of the board so long as a quorum remains in office.


3.8. Canadian Residents Required at Meetings. The directors shall not transact business at a meeting other than filling a vacancy in the board unless at least twenty-five percent of the directors present are resident Canadians or if a resident Canadian director who is unable to be present approves in writing or by telephonic, electronic or other communication facility the business transacted at the meeting and the required number of resident Canadian directors would have been present had that director been present at the meeting.

3.9. Telephonic or Electronic Meetings. If all the directors of the Corporation present at or participating in the meeting consent, a meeting of directors or of a committee of directors may be held by means of telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting and a director participating in such a meeting by such means is deemed to be present at that meeting.


3.10. Place of Meetings. Meetings of directors may be held at any place within or outside of Canada.


3.11. Calling of Meetings. Meetings of the directors shall be held at such time and place as the Chair of the Board or any two directors may determine.


3.12. Notice of Meeting. Notice of the time and place of each meeting of directors shall be given to each director by telephone not less than 48 hours before the time of the meeting or by written notice not less than four days before the day of the meeting and, subject to the Act, need not specify the purpose of or the business to be transacted at the meeting. Meetings of the directors may be held at any time without notice if all the directors have waived or are deemed to have waived notice.

3.13. First Meeting of New Board. No notice shall be necessary for the first meeting of newly-elected directors held immediately following their election at a meeting of shareholders.

3.14. Adjourned Meeting. Notice of an adjourned meeting of directors is not required if the time and place of the adjourned meeting is announced at the original meeting.

3.15. Regular Meetings. The directors may appoint a day or days in any month or months for regular meetings and shall designate the place and time at which such meetings are to be held. A copy of any resolution of directors fixing the place and time of regular meetings of the board shall be sent to each director forthwith after being passed, and no other notice shall be required for any such regular meeting.


3.16. Chair. The Chair of the Board, or in the Chair's absence the Vice-Chair (if one be appointed), or in the vice-Chair's absence, the President (if a director), or in the President's absence a director chosen by the directors at the meeting shall be the chair of any meeting of directors.

3.17. Voting at Meetings. Questions arising at any meeting of directors shall be decided by a majority of votes. In the case of an equality of votes, the chair of the meeting, in addition to an original vote, shall have a second or casting vote.

3.18. Conflict of Interest. A director or officer, or any individual acting in a similar capacity, who is a party to, or who is a director or officer of or has a material interest in, any person who is a party to a material contract or material transaction, whether entered into or proposed with the Corporation shall disclose the nature and extent of that interest at the time and in the manner provided by the Act.

3.19. Remuneration and Expenses. The directors shall be paid such remuneration as the directors may from time to time by resolution determine. The directors are also be entitled to be paid their travelling and other expenses properly incurred by them in going to, attending and returning from meetings of directors or committees of directors. A director or officer of the Corporation may be employed by or perform services for the Corporation otherwise than as a director or officer, and may be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, and such director, officer, firm or body corporate may receive proper remuneration for this employment or services.


                                 4. COMMITTEES


4.1. Committees of Directors. The directors may appoint from among their number one or more committees of directors, establish their duties and responsibilities, and delegate to them any of the powers of the directors except those which under the Act a committee of directors has no authority to exercise.

4.2. Audit Committee. The directors shall appoint from among their number an audit committee composed of not fewer than three directors. No director who is also an officer of the Corporation, or who is otherwise related to the Corporation, except by reason of being a director or shareholder, may be a member of the audit committee. In addition to such other duties as directors may establish, the audit committee shall review the interim and annual financial statements of the Corporation and shall report thereon to the directors of the Corporation before such financial statements are approved by the directors. In addition, the audit committee shall have such other duties, responsibilities and powers as the directors may determine. The auditor of the Corporation is entitled to receive notice of every meeting of the audit committee and, at the expense of the Corporation, to attend and be heard at each meeting; and, if so requested by a member of the audit committee, shall attend every meeting of the committee held during the term of office of the auditor. The auditor of the Corporation or any member of the audit committee may call a meeting of the committee.


4.3. Transaction of Business. Subject to section 3.9, the powers of a committee appointed by the directors may be exercised at a meeting at which a quorum is present or by resolution in writing signed by all members of the committee entitled to vote on that resolution at a meeting of the committee. Meetings of a committee may be held at any place in or outside Canada.

4.4. Procedure. Unless otherwise determined by the directors each committee has the power to fix its quorum and to regulate its procedure.

                                  5. OFFICERS


5.1. General. The directors may from time to time appoint a Chair of the Board, a vice-Chair, a President, one or more Vice-Presidents, a Secretary, a Treasurer and such other officers as the directors may determine, including one or more assistants to any of the officers so appointed. The officers so appointed may but need not be members of the board of directors except as provided in sections 5.3 and 5.4.

5.2. Term of Office. Any officer may be removed by the directors at any time but such removal shall not affect the rights of that officer under any contract of employment with the Corporation. Otherwise, each officer shall hold office until the officer's successor is appointed.

5.3. The Chair of the Board. The Chair of the Board, if any, shall be appointed from among the directors and shall, when present, be chair of meetings of shareholders and directors and otherwise manage the processes of the board of directors and be responsible for ensuring that it discharges its responsibilities. If the Chair of the

Board is a full-time employee of the Corporation, that person may also perform such of the powers and duties assigned to the President, including those of chief executive officer, as the directors may determine.


5.4. Vice-Chair of the Board. The Vice-Chair of the Board, if any, shall be appointed from among the directors and shall act in the absence or incapacity of the Chair and shall have such other powers and duties as the directors may determine.

5.5. The President. Unless the directors otherwise determine, the President shall be the chief executive officer of the Corporation and shall have general supervision of its business and affairs and, if a director and in the absence of the Chair or the Vice-Chair of the Board, shall be chair at meetings of shareholders and directors when present.


5.6. Vice-President. A Vice-President shall have such powers and duties as the directors or the President may determine.

5.7. Secretary. The Secretary shall give, or cause to be given, all notices required to be given to shareholders, directors, auditors and members of committees; shall attend and be secretary of all meetings of shareholders, directors and committees appointed by the directors and shall enter or cause to be entered in books kept for that purpose minutes of all proceedings at such meetings; shall be the custodian of the corporate seal of the Corporation and of all records, books, documents and other instruments belonging to the Corporation; and shall have such other powers and duties as the directors or the President may determine.


5.8. Treasurer. The Treasurer shall keep proper books of account and accounting records with respect to all financial and other transactions of the Corporation; shall be responsible for the deposit of money, the safe-keeping of securities and the disbursement of the funds of the Corporation; shall render to the directors when required an account of all the Treasurer's transactions and of the financial position of the Corporation; and the Treasurer shall have such other powers and duties as the directors or the President may determine.


5.9. Other Officers. The powers and duties of all other officers shall be such as the directors or the President may determine. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the directors or the President otherwise direct.

5.10. Variation of Duties. The directors may, from time to time, vary, add to or limit the powers and duties of any officer.


5.11. Conflict of Interest. An officer shall disclose the officer's interest in any material contract or proposed material contract in accordance with section 3.18.

5.12. Agents and Attorneys. The directors shall have power from time to time to appoint agents or attorneys for the Corporation within or outside of Canada with such powers (including the power to sub-delegate) of management, administration or otherwise as the directors may specify.


                6. PROTECTION OF DIRECTORS, OFFICERS AND OTHERS


6.1. Indemnification of Directors and Officers. The Corporation shall indemnify a director or officer, a former director or officer or a person who acts or acted at the Corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity, and the heirs and legal representatives of such a person to the extent permitted by the Act.


6.2. Insurance. The Corporation may purchase and maintain insurance for the benefit of any person referred to in section 6.1 to the extent permitted by the Act.

                          7. MEETINGS OF SHAREHOLDERS


7.1. Annual Meetings. The annual meeting of the shareholders shall be held at the registered office of the Corporation or at such other place within Canada as the directors may determine, or any place outside Canada specified in the Articles or agreed to by all the shareholders entitled to vote at that meeting, at such time in each year as the directors may determine, for the purpose of receiving the reports and statements required to be placed before the shareholders at an annual meeting, electing directors, appointing an auditor or auditors, and for the transaction of such other business as may properly be brought before the meeting.

7.2. Other Meetings. The directors shall have power at any time to call a special meeting of shareholders to be held at such time and at such place within Canada as the directors may determine, or any place outside Canada specified in the Articles or agreed to by all the shareholders entitled to vote at the meeting, as may be determined by the board of directors.

7.3. Notice of Meetings. Notice of the time and place of a meeting of shareholders shall be given not less than twenty-one days nor more than sixty days before the meeting to each holder of shares carrying voting rights at the close of business on the record date for notice, to each director and to the auditor of the Corporation. Notice of a meeting of shareholders at which special business is to be transacted shall state the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgement thereon and shall include the text of any special resolution to be submitted to the meeting. All business transacted at a special meeting of shareholders and all business transacted at an Annual meeting of shareholders, except consideration of the financial statements, auditor's report, election of directors and reappointment of the incumbent auditor, shall be deemed to be special business.

7.4. Record Date for Notice. For the purpose of determining shareholders entitled to receive notice of a meeting of shareholders, the directors may fix in advance a date as the record date for such determination of shareholders, but the record date shall not precede by more than sixty days or by less than twenty-one days the date on which the meeting is to be held. Where no record date is fixed, the record date for the determination of shareholders entitled to receive notice of a meeting of shareholders shall be at the close of business on the day immediately preceding the day on which the notice is given, or, if no notice is given, shall be the day on which the meeting is held. Subject to the provisions of the Act, if a record date is fixed, unless notice of the record date is waived in writing by every holder of a share of the class of shares or series affected whose name is set out in the securities register at the close of business on the day the directors fix the record date, notice thereof shall be given, not less than seven days before the date so fixed, by advertisement in a newspaper published or distributed in the place where the Corporation has its registered office and in each place in Canada where it has a transfer agent or where a transfer of its shares may be recorded and by written notice to each stock exchange in Canada on which the shares of the Corporation are listed for trading.

7.5. Record Date for Voting. For the purpose of determining shareholders entitled to vote at a meeting of shareholders, the directors may fix in advance a date as the record date for such determination of shareholders, but the record date shall not precede by more than sixty days or by less than twenty-one days the date on which the meeting is to be held. If a record date is fixed, unless notice of the record date is waived in writing by every holder of a share of the class or series affected whose name is set out in the securities register at the close of business on the day the directors fix the record date, notice thereof shall be given, not less than seven days before the date so fixed, by advertisement in a newspaper published or distributed in the place where the Corporation has its registered office and in each place in Canada where the transfer agent or where a transfer of its shares may be recorded and by written notice to each stock exchange on which the shares of the Corporation are listed for trading.

7.6. Persons Entitled to be Present. The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors, the auditor and other persons who are entitled or required under any provision of the Act or the articles or by-laws of the Corporation to attend a meeting of shareholders of the Corporation. Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

7.7. Chair. The Chair of the Board, or in the Chair's absence the Vice-Chair (if one be appointed), or in the Vice-Chair's absence, the President (if a director), or in the President's absence a person chosen by a vote at the meeting shall be chair of meetings of shareholders.

7.8. Scrutineers. At each meeting of shareholders one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chair with the consent of the meeting.

7.9. Quorum. A quorum of shareholders shall be the holders of thirty three and one-third (33 1/3%) per cent of shares issued, either present in person or as the duly appointed representative or proxy of a shareholder. A quorum must be present at the opening of the meeting for the transaction of business but need not be sustained throughout the meeting.

7.10. Right to Receive Notice. The Corporation shall prepare an alphabetical list of it's shareholders entitled to receive notice of a meeting, showing the number of shares held by each shareholder, which list shall be prepared,

  7.10.1. if a record date for notice is fixed under section 7.4, not later than ten days after that record date; and

  7.10.2. if no record date for notice is fixed under section 7.4, on the record date for notice established under section 7.4.

7.11 Right to Vote. The Corporation shall prepare a list of shareholders entitled to vote at a meeting, arranged in alphabetical order and showing the number of shares held by each shareholder, which list shall be prepared,

  7.11.1 if a record date for voting is fixed under section 7.5, not later than ten days after that record date; and

  7.11.2. if no record date for voting is fixed, not later than ten days after the record date for notice fixed under section 7.4 or, if no record date for notice was so fixed, then not later than the record date for notice established under section 7.4, and in both cases the list shall be prepared as of the record date for notice.

A shareholder whose name appears in the list prepared under this section 7.11 is entitled to vote the shares shown opposite that shareholder's name at the meeting to which the list relates.

7.12. Joint Shareholders. Where two or more persons hold shares jointly, one of those holders present at a meeting of shareholders may in the absence of the others vote the shares, but if two or more of those persons are present, in person or by proxy, they shall vote as one on the shares jointly held by them.

7.13. Representatives. Where a body corporate or association is a shareholder of the Corporation, the Corporation shall recognise any individual authorised by a resolution of the directors or governing body of the body corporate or association to represent it at meetings of shareholders of the Corporation. An individual so authorised may exercise on behalf of the body corporate or association the individual represents all the powers it could exercise if it were an individual shareholder.

7.14. Executors and Others. An executor, administrator, committee of a mentally incompetent person, guardian or trustee and, where a corporation is such executor, administrator, committee, guardian or trustee of a testator, intestate, mentally incompetent person, ward or cestui que trust, any duly appointed representative of such corporation, upon filing with the secretary of the meeting sufficient proof of the person's appointment, shall represent the shares in the person's or its hands at all meetings of shareholders of the Corporation and may vote accordingly as a shareholder in the same manner and to the same extent as the shareholder of record. If there be more than one executor, administrator, committee, guardian or trustee, the provisions of this by-law respecting joint shareholders shall apply.

7.15. Proxyholders. Every shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, who need not be shareholders, as the shareholder's nominee to attend and act at the meeting in the manner, to the extent and with the authority conferred by the proxy. A proxyholder or an alternative proxyholder has the same rights as the shareholder who appointed the proxyholder to speak at a meeting of shareholders in respect of any matter, to vote by way of ballot at the meeting and, except where a proxyholder or an alternative proxyholder has conflicting instructions from more than one shareholder, to vote at such meeting in respect of any matter by way of any show of hands. A proxy shall be executed by the shareholder or the shareholder's attorney authorised in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorised and shall be valid only at the meeting in respect of which it is given or any adjournment thereof. A proxy shall be in such form as may be prescribed from time to time by the directors or in such other form as the chair of the meeting may accept and as complies with all applicable laws and regulations.

7.16. Time for Deposit of Proxies. The directors may by resolution fix a time not exceeding forty-eight hours, excluding Saturdays and holidays, preceding any meeting or adjourned meeting of shareholders before which time proxies to be used at that meeting must be deposited with the Corporation or an agent thereof, and any period of time so fixed shall be specified in the notice calling the meeting.

7.17. Votes to Govern. Subject to the Act and the articles of the Corporation, at all meetings of shareholders every question shall be decided, either on a show of hands or by ballot, by a majority of the votes cast on the question. In case of an equality of votes, the chairman of the meeting shall have a second or casting vote.

7.18. Electronic Meetings and Voting. If the directors or shareholders call a meeting of shareholders, the directors or shareholders, as the case may be, may determine that the meeting of shareholders shall be held entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting (a "communication facility"), and any vote at that meeting of shareholders shall be held entirely by means of that communication facility. A meeting of shareholders may also be held at which some, but not all, persons entitled to attend may participate and vote by means of a communication facility, if the Corporation makes one available. A person participating in a meeting by such means is deemed to be present at the meeting. Any vote at a meeting of shareholders may be held entirely by means of a communication facility, if the Corporation makes one available, even if none of the persons entitled to attend otherwise participates in the meeting by means of a communication facility. For the purpose of voting, a communication facility that is made available by the Corporation must enable votes to be gathered in a manner that permits their subsequent verification and permits the tallied votes to be presented to the Corporation without it being possible for the Corporation to identify how each shareholder or group of shareholders voted.

7.19. Show of Hands. Voting at a meeting of shareholders shall be by show of hands, or the functional equivalent of a show of hands by means of electronic, telephonic or other communication facility, except where a ballot is demanded by a shareholder or proxyholder entitled to vote at the meeting or where required by the chair. A ballot may be demanded either before or after any vote by show of hands or its functional equivalent. Upon a show of hands or its functional equivalent, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands or its functional equivalent shall have been taken upon a question, unless a ballot thereon be required or demanded, an entry in the minutes of a meeting of shareholders to the effect that the chair declared a resolution to be carried or defeated, in the absence of evidence to the contrary, is proof of the number or proportion of the votes recorded in favour of or against the resolution. A demand for a ballot may be withdrawn at any time prior to taking of a poll on the ballot.

7.20. Ballots. If a ballot is demanded or required, the vote upon the question shall be taken in such manner as the chair of the meeting shall direct, or as provided by the electronic, telephonic or other communication facility through which votes may be cast. Each person present and entitled to vote at the meeting shall, unless the articles of the Corporation otherwise provide, be entitled to one vote for each share in respect of which that person is entitled to vote at the meeting.

7.21. Adjournment. The chair of any meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the same from time to time and from place to place. If a meeting of shareholders is adjourned for less than thirty days it is not necessary to give notice of the adjourned meeting other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of thirty days or more, notice of the adjourned meeting shall be given as for an original meeting. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling such original meeting.

7.22. Resolution in Lieu of Meeting. A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of shareholders except where a written statement in respect thereof has been submitted by a director or where representations in writing are submitted by the auditor of the Corporation, in either case, in accordance with the Act.


                                   8. SHARES

8.1. Issue. Subject to the Act and the articles of the Corporation, shares of the Corporation may be issued at such times and to such persons and for such consideration as the directors may determine, provided that no shares may be issued until it is fully paid as provided in the Act.


8.2. Commissions. The directors may authorise the Corporation to pay a reasonable commission to any person in consideration of the person purchasing or agreeing to purchase shares of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.3. Share Certificate. Every shareholder is entitled to receive a share certificate in respect of the shares held by that shareholder that complies with the Act or to a non-transferable written acknowledgement ("written acknowledgement") of the shareholder's right to obtain a share certificate from the Corporation in respect of the shares of the Corporation held by that shareholder, but the Corporation is not bound to issue more than one share certificate or written acknowledgement in respect of a share or shares held jointly by several persons and delivery of a share certificate or written acknowledgement to one of several joint holders is sufficient delivery to all. Written acknowledgements shall be in such form or forms as the directors shall from time to time by resolution determine. The Corporation may charge a fee not exceeding the amount prescribed by the Act for a share certificate issued in respect of a transfer. Subject to the provisions of the Act and to the requirements of any stock exchange on which shares of the Corporation may be listed, share certificates shall be in such form or forms as the directors shall from time to time approve. Unless otherwise determined by the directors, share certificates shall be signed by the Chair of the Board, the President, or a Vice-President or a director and by the Secretary or an Assistant Secretary and need not be under the corporate seal and certificates for shares in respect of which a transfer agent or registrar has been appointed shall not be valid unless countersigned on behalf of such transfer agent or registrar. Share certificates shall be signed manually, or signatures shall be printed or otherwise mechanically reproduced on the certificate, and shall include the signature of, at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent or branch transfer agent of the Corporation. If a share certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the share certificate, even though the person has ceased to be a director or an officer of the Corporation, and the share certificate is as valid as if the person were a director or an officer at the date of its issue.


8.4. Transfer Agents and Registrars. For each class of shares issued by it, the Corporation may appoint one or more agents to keep the securities register and the register of transfers and one or more branch registers. Such an agent may be designated as a transfer agent or registrar according to functions and one agent may be designated both transfer agent and registrar. The securities register, the register of transfers and the branch register or registers shall be kept at the registered office of the Corporation or at such other place designated by the directors as long as, if kept outside of Canada,

  8.4.1 the records are available for inspection, by means of a computer terminal or other technology, during regular office hours at the registered office or any other place in Canada designated by the directors; and

   8.4.2 the Corporation provided the technical assistance to facilitate an inspection referred in section 8.4.1.

8.5. Transfer of Shares. Subject to the Act, no transfer of a share shall be registered except upon presentation of the certificate representing such share with an endorsement which complies with the Act, together with such reasonable assurance that the endorsement is genuine and effective as the directors may prescribe, upon payment of all applicable taxes and fees and upon compliance with the articles of the Corporation.

8.6. Non-Recognition of Trust. Subject to the Act, the Corporation may treat the registered holder of any share as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payment in respect of the share, and to exercise all the rights and powers of an owner of the share.

8.7. Replacement of Share Certificates. Where the owner of a share certificate claims that the share certificate has been lost, apparently destroyed or wrongfully taken, the Corporation shall issue or cause to be issued a new certificate in place of the original certificate if the owner (i) so requests before the Corporation has notice that the share certificate has been acquired by a bona fide purchaser; (ii) files with the Corporation an indemnity bond sufficient in the Corporation's opinion to protect the Corporation and any transfer agent, registrar or other agent of the Corporation from any loss that it or any of them may suffer by complying with the request to issue a new share certificate; and (iii) satisfies any other reasonable requirements imposed from time to time by the Corporation.


                            9. DIVIDENDS AND RIGHTS


9.1. Declaration of Dividends. Subject to the Act, the directors may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation.

9.2. Cheques. A dividend payable in money shall be paid by cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at the address of such holder in the Corporation's securities register, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their address in the Corporation's securities register. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3. Non-Receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the directors may from time to time prescribe, whether generally or in any particular case.

9.4. Record Date for Dividends and Rights. The directors may fix in advance a date, preceding by not more than fifty days the date for payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than seven days before such record date in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the directors.


9.5. Unclaimed Dividends. Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.


                                  10. NOTICES


10.1. General. A notice or document required by the Act, the regulations thereunder, the articles or the by-laws of the Corporation to be sent to a shareholder or director of the Corporation may be sent by prepaid mail addressed to, or may be delivered personally to, the shareholder or director at the latest address of the shareholder or director as shown in the records of the Corporation. A notice or document if mailed to a shareholder or director of the Corporation shall be deemed to have been received at the time it would be delivered in the ordinary course of mail unless there are reasonable grounds for believing that the shareholder or director did not receive the notice or document at that time or at all. If the Corporation sends a notice or document to a shareholder in accordance with this section and the notice or document is returned on two consecutive occasions because the shareholder cannot be found, the Corporation is not required to send any further notices or documents to the shareholder until the shareholder informs the Corporation in writing of the shareholder's new address. An electronic document is deemed to have been received when it enters the information system designated by the addressee or, if the document is posted on or made available through a generally accessible electronic source, when the addressee receives notice in writing of the availability and location of that electronic document, or, if such notice is sent electronically, when it enters the information system designated by the addressee.

10.2. Electronic Delivery. Provided the addressee has consented in writing, or electronically in accordance with the provisions of the Act and the regulations thereunder, the Corporation may satisfy the requirement to send any notice or document referred to in section 10.1 by providing an electronic document in accordance with the Act and the regulations thereunder, unless the notice or document is one that, as prescribed in the regulations under the Act, may not be provided in electronic form.

10.3. Computation of Time. In computing the time when a notice or document must be given or sent under any provision requiring a specified number of days' notice of any meeting or other event, the day on which the notice or document is given or sent shall be excluded and the day on which the meeting or other event occurs shall be included.

10.4. Omission and Errors. The accidental omission to give any notice or send any document to any shareholder, director or other person or the non-receipt of any notice or document by any shareholder, director or other person or any error in any notice or document not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded on such notice or document.

10.5. Notice to Joint Shareholders. All notices or documents with respect to any shares registered in more than one name may, if more than one address appears on the securities register of the Corporation in respect of such joint holding, be given to such joint shareholders at the first address so appearing, and all notices so given or documents so sent shall be sufficient notice to all the holders of such shares.

10.6. Proof of Service. A certificate of the Secretary or other duly authorised officer of the Corporation, or of any agent of the Corporation, as to facts in relation to the mailing or delivery or sending of any notice or document to any shareholder or director of the Corporation or to any other person or publication of any such notice or document, shall be conclusive evidence thereof and shall be binding on every shareholder or director or other person as the case may be.

10.7. Signature to Notice. The signature to any notice or document given by the Corporation, if not in electronic form, may be printed or otherwise mechanically reproduced thereon or partly printed or otherwise mechanically reproduced thereon.

10.8. Waiver of Notice. Notice may be waived or the time for the sending of a notice or document may be waived or abridged at any time with the consent in writing of the person entitled thereto. Attendance of any director at a meeting of the directors or of any shareholder at a meeting of shareholders is a waiver of notice of such meeting, except where the director or shareholder attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.


                        11. BUSINESS OF THE CORPORATION

11.1. Voting Shares and Securities in Other Corporations. All of the shares or other securities carrying voting rights of any other body corporate or bodies corporate held from time to time by the Corporation may be voted at any and all meetings of holders of such securities of such other body corporate or bodies corporate in such manner and by such person or persons as the directors of the Corporation shall from time to time determine or failing such determination the proper signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation instruments of proxy and arrange for the issue of voting certificates and other evidence of the right to vote in such names as they may determine.

11.2. Bank Accounts, Cheques, Drafts and Notes. The Corporation's bank accounts shall be kept in such chartered bank or banks, trust company or trust companies or other firm or corporation carrying on a banking business as the directors may by resolution from time to time determine. Cheques on bank accounts, drafts drawn or accepted by the Corporation, promissory notes given by it, acceptances, bills of exchange, orders for the payment of money and other instruments of a like nature may be made, signed, drawn, accepted or endorsed, as the case may be, by such officer or officers, person or persons as the directors may by resolution from time to time name for that purpose. Cheques, promissory notes, bills of exchange, orders for the payment of money and other negotiable paper may be endorsed for deposit to the credit of any one of the Corporation's bank accounts by such officer or officers, person or persons, as the directors may by resolution from time to time name for that purpose, or they may be endorsed for such deposit by means of a stamp bearing the Corporation's name.


11.3. Execution of Instruments. The Chair of the Board, the Vice-Chair, the President, a Vice-President or any director, together with the Secretary, the Treasurer, Assistant Secretary, Assistant Treasurer or any other director, shall have authority to sign in the name and on behalf of the Corporation all instruments in writing and any instruments in writing so signed shall be binding upon the Corporation without any further authorisation or formality. The board of directors shall have power from time to time by resolution to appoint any other officer or officers or any person or persons on behalf of the Corporation either to sign instruments in writing generally or to sign specific instruments in writing. Any signing officer may affix the corporate seal to any instrument requiring the same. The term "instruments in writing" as used herein shall, without limiting the generality thereof, include contracts, documents, powers of attorney, deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property (real or personal, immovable or movable), agreements, tenders, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, stocks, bonds, debentures or other securities, instruments of proxy and all paper writing.


11.4. Fiscal Year. Until changed by resolution of the directors, the fiscal year of the Corporation shall terminate on the last day of February in each year.

         12. INTERPRETATION, REPEAL OF FORMER BY-LAWS & EFFECTIVE DATE

12.1. Interpretation. In this by-law, wherever the context requires or permits, the singular shall include the plural and the plural the singular; the word "person" shall include firms and corporations, and masculine gender shall include the feminine and neuter genders. Wherever reference is made to any determination or other action by the directors such shall mean determination or other action by or pursuant to a resolution passed at a meeting of the directors, or by or pursuant to a resolution consented to by all the directors as evidenced by their signatures thereto. Wherever reference is made to the "Canada Business Corporations Act" or the "Act", it shall mean the Canada Business Corporations Act, R.S.C. l985, c. C-44, as amended, and every other act or statute incorporated therewith or amending the same, or any act or statute substituted therefor. Reference to the "Act", in the absence of words to the contrary, includes all Regulations promulgated under the provisions of the Act. Unless the context otherwise requires, all words used in this by-law shall have the meanings given to such words in the Act. If there is any conflict between the provisions of this by-law and the Act, the provisions of the Act will prevail to the extent of such conflict.


12.2. Repeal of Former By-laws. All by-laws in force immediately prior to the coming into force of this by-law are hereby repealed. The foregoing repeal does not affect the previous operation of any by-law so repealed or affect the validity of any action under or pursuant to such prior by-law. All officers and persons acting under any by-law so repealed shall continue to act as if appointed pursuant to the provisions of this by-law and all resolutions of shareholders or of directors (including any committee of directors) with continuing effect shall continue in full force and effect except to the extent inconsistent with this by-law and until amended or repealed.

12.3. Effective Date. This by-law comes into force on the day it is adopted as a by-law by the directors, subject to confirmation by an ordinary resolution of shareholders at the next meeting of shareholders.

                                    ANNEX 1

Alignment with TSE Corporate Governance Guidelines

                                                 Alignment
     TSE Corporate Governance Guideline           Status                 Comment
     ----------------------------------          ---------               -------
1.   Board should explicitly assume
     responsibility for stewardship of the
     corporation, and assume responsibility for:
     (a) adoption of a strategic planning           Yes    The Board meets with management
     process;                                              annually to specifically discuss
                                                           strategic planning, product and
                                                           business plans, and risks and
                                                           opportunities. Updates are presented
                                                           at Board meetings.
     (b) identification of principal risks and      Yes    Principal business risks are
     implementing appropriate risk management              assessed by the Board at the annual
     systems;                                              strategic planning session and
                                                           updated regularly by senior
                                                           management in compliance with
                                                           various legal and financial
                                                           requirements and management's
                                                           assessment of those risks. The Audit
                                                           Committee assists the Board with the
                                                           review of the risk management
                                                           program.
     (c) succession planning, including             Yes    This responsibility is assigned to
     appointing, training, and monitoring of               the Human Resources & Compensation
     senior management;                                    Committee.
     (d) communications policy; and                 Yes    Communications with the
                                                           Corporation's stakeholders is done
                                                           by various means, including news
                                                           releases, the general media, the
                                                           corporate internet site
                                                           (www.cognos.com), mailings, and
                                                           regular staff meetings. Quarterly
                                                           and annual earnings releases are
                                                           approved by the Audit Committee and
                                                           Board. Other media releases and
                                                           communications are coordinated by
                                                           the Public Relations and Corporate
                                                           Relations departments and the
                                                           Corporate Human Resources
                                                           department.
     (e) integrity of internal control and          Yes    The Audit Committee establishes and
     management information systems.                       regularly monitors policies
                                                           regarding internal controls and
                                                           management information systems.
2.   Majority of directors should be                Yes    The current Board consists of nine
     "unrelated".(1)                                       directors, eight of whom are
                                                           unrelated.
3.   Disclose for each director whether he or       Yes    The table at "Election of Directors"
     she is related and how that conclusion was            sets out the principal occupation or
     reached.                                              employment of each proposed
                                                           director. In making the
                                                           determination as to whether a
                                                           proposed director is related, the
                                                           factual circumstances of each
                                                           proposed director are considered in
                                                           the context of many factors,
                                                           including the nature of any
                                                           interest, business or other
                                                           relationship which that proposed
                                                           directors has, which could, or could
                                                           be reasonably be perceived to
                                                           materially interfere with the
                                                           ability to act with a view to the
                                                           best interests of the Corporation.
                                                           (2)
4.   Committee composed of unrelated (i.e. non-     Yes    This responsibility is assigned to
     management) directors responsible for                 the Corporate Governance Committee.
     nominations and assessment of directors.              It is composed of unrelated
                                                           directors.

     TSE Corporate Governance Guideline          Alignment
     ----------------------------------           Status                 Comment
                                                 ---------               -------
5.   Implement a process to assess effectiveness    Yes    It is the Chairman's responsibility
     of board, committees, and directors.                  to assess the effectiveness of the
                                                           individual Board members and take
                                                           such remedial action as is
                                                           necessary.
6.   Provide orientation and education programs     Yes    All new directors receive a complete
     for new directors.                                    orientation program, consisting of
                                                           presentations and briefings by the
                                                           Chairman and senior management on
                                                           the business and operations of the
                                                           Corporation.
7.   Consider board size with view to improving     Yes    The Corporate Governance Committee
     effectiveness.                                        makes recommendations with respect
                                                           to board size. The current size of
                                                           the Board is considered to be
                                                           effective and its composition
                                                           reflects diverse backgrounds and
                                                           skills.
8.   Review adequacy and form of director           Yes    Directors' compensation was reviewed
     compensation relative to risks and                    during fiscal 2002 and brought into
     responsibilities.                                     line with industry practices. Only
                                                           non-employee directors are
                                                           compensated and may elect to receive
                                                           all or a portion of their annual
                                                           retainer fee in the form of deferred
                                                           share units under a plan which took
                                                           effect in fiscal 2000.
9.   Board committees should generally be           Yes    The Board committees are composed
     composed of outside directors, a majority             entirely of unrelated, outside
     of whom should be unrelated.                          directors.
10.  Appoint committee responsible for corporate    Yes    This responsibility is assigned to
     governance issues.                                    the Corporate Governance Committee.
11.  Develop position descriptions to limit
     management's responsibilities:
     (a) for board and Chief Executive Officer;     Yes    Written mandates have been adopted
     and                                                   for the Board, each of its
                                                           committees, and for the Chief
                                                           Executive Officer.
     (b) approve corporate objectives for Chief     Yes    The Chief Executive Officer's
     Executive Officer.                                    objectives are established annually
                                                           during the strategic planning
                                                           session.
12.  Establish procedures to enable board to        Yes    The positions of Chairman of the
     function independently of management.                 Board and Chief Executive Officer
                                                           are held by different people. The
                                                           mandate of the Corporate Governance
                                                           Committee is structured to preserve
                                                           this separation. The Board has the
                                                           opportunity to meet without the
                                                           presence of management at each Board
                                                           meeting.
13.  (a) Audit Committee should have a              Yes    The written mandate, including
     specifically defined mandate, including               specific responsibilities, has been
     oversight responsibility for management               adopted. See "Statement of Corporate
     reporting on internal controls.                       Governance -- Audit Committee".
     (b) All members should be outside              Yes    All members are outside directors.
     directors.
     (c) Have direct communication with             Yes    The Audit Committee meets with the
     auditors.                                             Corporation's auditors without
                                                           members of management present as
                                                           required, but not less than
                                                           annually.
14.  Implement systems to enable individual         Yes    The Board, and individual directors
     directors to engage outside advisor at                may engage outside advisors at the
     corporation's expense.                                expense of the Corporation in
                                                           appropriate circumstances, in
                                                           consultation with the Chairman.

(1) Under the TSE guidelines, the term "unrelated director" means a director who is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Corporation, other than interests arising from shareholding. An "outside director" is a director who is not an officer (other than Chairman of the Board) or employee of the Corporation or any of its affiliates.
(2) See "Certain Relationships and Other Transactions" for a discussion of the factual circumstances relating to certain proposed directors.

                                    ANNEX 2

Alignment with SEC audit committee rules

                                 Alignment
      SEC Audit Committee Rule    Status                 Comment
      ------------------------   ---------               -------
 1.   (a) Every audit               Yes    The Audit Committee is composed of
      committee have at least              three members.
      three members;
      (b) all audit committee       Yes    Each of them is independent, as
      members must be                      defined by the National Association
      independent;                         of Securities Dealers ("NASD")(1).
      (c) committee members be      Yes    Each of them is a seasoned business
      financially literate.                person and meets the applicable NASD
                                           requirements for financial literacy
                                           and financial expertise.
 2.   At least one committee        Yes    All committee members have relevant
      member have prior                    accounting or financial management
      accounting or financial              experience.
      management experience.
 3.   The Board adopt a             Yes    A written charter has been adopted.
      written audit committee
      charter that describes
      the committee's
      responsibilities.
 4.   The proxy statement must      Yes    See "AUDITOR INDEPENDENCE -- Audit
      include a report from                Committee Report".
      the audit committee.
 5.   Outside auditor review        Yes    The Corporation's auditors have
      of quarterly financial               historically conducted reviews of
      statements prior to                  the Corporation's quarterly
      filings.                             financial statements. Beginning in
                                           fiscal 2000, the Corporation's
                                           independent auditors have reviewed
                                           quarterly financial statements prior
                                           to filings.

--------
(1) See "Certain Relationships and Other Transactions" for a discussion of the factual circumstances relating to the individual members of the Audit Committee.

                                    [LOGO]

                           B. FINANCIAL INFORMATION
                       IN ACCORDANCE WITH CANADIAN GAAP
                  FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2002

   The consolidated financial information as set out in the Corporation's 2002 Annual Report is in United States (U.S.) dollars and in accordance with U.S. generally accepted accounting principles (GAAP). In keeping with the requirements of Canadian legislation, the Corporation is also providing its shareholders with consolidated financial information in accordance with Canadian GAAP (in United States dollars).

   The generally accepted accounting principles in Canada differ in some respects from those applicable in the U.S. The most significant difference in fiscal 2002 arises from the accounting for acquisitions (see Note 5 of the Notes to the Consolidated Financial Statements). All consolidated financial statements were affected by this difference.

                              COGNOS INCORPORATED

                      CANADIAN GAAP FINANCIAL INFORMATION

                               Table of Contents

   The information appearing in this document consists of the following information for the fiscal year ended February 28, 2002:

                                                                            PAGE
                                                                            ----
Management's Discussion and Analysis of Financial Condition
 and Results of Operations -- Canadian Supplement..........................  64
Report of Management.......................................................  66
Auditors' Report...........................................................  67
Consolidated Financial Statements And Notes................................  68
Five-Year Summary..........................................................  90

                              COGNOS INCORPORATED

                    Management's Discussion and Analysis of
     Financial Condition and Results of Operations -- Canadian Supplement

 (in United States dollars, unless otherwise indicated, and in accordance with
                                Canadian GAAP)

   The following Management's Discussion and Analysis of Financial Condition and Results of Operations-Canadian Supplement ("Canadian Supplement") should be read in conjunction with our Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") included in our annual report on form 10K as filed with the United States Security and Exchange Commission (10K). The Canadian Supplement should also be read in conjunction with the audited Consolidated Financial Statements and Notes prepared in accordance with U.S. GAAP (included in our 10K), and the audited Consolidated Financial Statements and Notes prepared in accordance with Canadian generally accepted accounting principles ("Canadian GAAP") beginning on page 64.

   The following contains forward-looking statements and should be read in conjunction with the factors set forth in the "Certain Factors That May Affect Future Results" section of the MD&A in our 10K. All dollar amounts in this Canadian Supplement are in thousands of United States dollars unless otherwise stated. The Canadian Supplement has been prepared by management to provide an analysis of the material differences between Canadian GAAP and U.S. GAAP on Cognos Incorporated financial condition and results of operations.

RESULTS OF OPERATIONS

                                                              Year ended
                                                        -----------------------
                                                         2002    2001    2000
                                                        ------- ------- -------
Income before taxes -- U.S. GAAP....................... $28,169 $91,318 $81,688
Income before taxes -- Canadian GAAP................... $25,337 $93,911 $81,215
Income tax provision -- U.S. GAAP...................... $ 8,761 $27,058 $22,873
Income tax provision -- Canadian GAAP.................. $10,738 $31,175 $26,673
Net Income per share diluted -- U.S. GAAP.............. $  0.21 $  0.70 $  0.67
Net Income per share diluted -- Canadian GAAP.......... $  0.16 $  0.68 $  0.62

Acquired in-process technology

   Canadian GAAP requires capitalization of the value assigned to acquired in-process technology and amortization of this value over its estimated useful life. Under U.S. GAAP, this value is written off immediately. The impact of this difference was to decrease net income before taxes by $7.6 million, $4.1 million and $6.7 million in fiscal 2002, 2001 and 2000, respectively, compared to U.S. GAAP.

Investment tax credits

   Canadian GAAP requires that investment tax credits be deducted from operating expense. Under U.S. GAAP, these amounts are to be deducted from the income tax provision. The impact of this difference was to increase net income before taxes and the income tax provision by $4.8 million, $6.7 million and $6.2 million in fiscal 2002, 2001 and 2000, respectively, compared to U.S. GAAP.

Deferred income taxes related to acquired in-process technology

   The above noted difference related to the capitalization of in-process technology created an additional deferred income tax liability on the Canadian GAAP balance sheet as the capitalization of the in-process technology created a temporary difference. The amortization of this balance decreased the income tax provision by $2.9 million, $2.6 million and $2.4 million in fiscal 2002, 2001 and 2000, respectively, compared to U.S. GAAP.

REPORT OF MANAGEMENT

   The Corporation's management is responsible for preparing the accompanying consolidated financial statements in conformity with Canadian generally accepted accounting principles. In preparing these consolidated financial statements, management selects appropriate accounting policies and uses its judgment and best estimates to report events and transactions as they occur. Management has determined such amounts on a reasonable basis in order to ensure that the financial statements are presented fairly, in all material respects. Financial data included throughout this Annual Report is prepared on a basis consistent with that of the financial statements.

   The Corporation maintains a system of internal accounting controls designed to provide reasonable assurance, at a reasonable cost, that assets are safeguarded and that transactions are executed and recorded in accordance with the Corporation's policies for doing business. This system is supported by written policies and procedures for key business activities; the hiring of qualified, competent staff; and by a continuous planning and monitoring program.

   Ernst & Young LLP, the independent auditors appointed by the stockholders, have been engaged to conduct an examination of the consolidated financial statements in accordance with generally accepted auditing standards, and have expressed their opinion on these statements. During the course of their audit, Ernst & Young LLP reviewed the Corporation's system of internal controls to the extent necessary to render their opinion on the consolidated financial statements.

   The Board of Directors is responsible for ensuring that management fulfills its responsibility for financial reporting and internal control, and is ultimately responsible for reviewing and approving the consolidated financial statements. The Board carries out this responsibility principally through its Audit Committee; all members are outside Directors. The Committee meets four times annually to review audited and unaudited financial information prior to its public release. The Committee also considers, for review by the Board of Directors and approval by the stockholders, the engagement or reappointment of the external auditors. Ernst & Young LLP has full and free access to the Audit Committee.

   Management acknowledges its responsibility to provide financial information that is representative of the Corporation's operations, is consistent and reliable, and is relevant for the informed evaluation of the Corporation's activities.

James M. Tory              Ron Zambonini               Tom Manley
Chairman                   President and               Senior Vice President,
                           Chief Executive Officer     Finance &
                                                       Administration, and
                                                       Chief Financial
                                                       Officer

March 28, 2002 (except note 14,
as to which the date is
May 24, 2002)

AUDITORS' REPORT

   To the Board of Directors and Stockholders of Cognos Incorporated:

   We have audited the consolidated balance sheets of Cognos Incorporated as at February 28, 2002 and February 28, 2001 and the consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended February 28, 2002. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with Canadian and United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

   In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Corporation as at February 28, 2002 and February 28, 2001, and the results of its operations and its cash flows for each of the years in the three-year period ended February 28, 2002, in accordance with Canadian generally accepted accounting principles.

   On March 28, 2002 (except note 14, as to which the date is May 24, 2002), we reported separately to the Board of Directors and Stockholders of Cognos Incorporated on financial statements for the same periods, prepared in accordance with United States generally accepted accounting principles.

Ottawa, Canada                         Ernst & Young LLP
March 28, 2002 (except note 14,        Chartered Accountants
as to which the date is
May 24, 2002)

            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                    (US$000s except share amounts, CDN GAAP)

                                                      Years Ended the Last Day
                                                            of February
                                                     ----------------------------
                                                Note   2002      2001      2000
                                                ---- --------  --------  --------
Revenue
 Product license............................         $228,255  $262,766  $203,299
 Product support............................          175,636   147,589   118,061
 Services...................................           87,411    85,297    64,280
                                                     --------  --------  --------
Total revenue...............................          491,302   495,652   385,640
                                                     --------  --------  --------
Operating expenses
 Cost of product license....................            3,609     7,315     5,235
 Cost of product support....................           16,576    17,820    13,758
 Selling, general, and administrative.......          350,892   327,632   244,827
 Research and development...................           74,614    67,264    53,548
 Investment tax credits.....................           (4,784)   (6,690)   (6,207)
 Special charges............................  7, 14    33,440        --        --
                                                     --------  --------  --------
Total operating expenses....................          474,347   413,341   311,161
                                                     --------  --------  --------
Operating income............................           16,955    82,311    74,479
Interest expense............................             (540)     (786)     (718)
Interest income.............................            8,922    12,386     7,454
                                                     --------  --------  --------
Income before taxes.........................           25,337    93,911    81,215
Income tax provision........................  9        10,738    31,175    26,673
                                                     --------  --------  --------
Net income..................................         $ 14,599  $ 62,736  $ 54,542
Retained earnings at beginning of the
 period.....................................          175,946   126,316    95,329
Repurchase of shares........................          (26,401)  (13,106)  (23,555)
                                                     --------  --------  --------
Retained earnings at end of the period......         $164,144  $175,946  $126,316
                                                     ========  ========  ========
Net income per share........................  10
 Basic......................................         $   0.17  $   0.72  $   0.63
                                                     ========  ========  ========
 Diluted....................................         $   0.16  $   0.68  $   0.62
                                                     ========  ========  ========
Weighted average number of shares (000s)....  10
 Basic......................................           87,807    87,324    85,972
                                                     ========  ========  ========
 Diluted....................................           90,461    91,973    88,100
                                                     ========  ========  ========

                            (See accompanying notes)

                          CONSOLIDATED BALANCE SHEETS

                              (US$000s, CDN GAAP)

                                                       February 28, February 28,
                                                Note       2002         2001
                                              -------- ------------ ------------
Assets
Current assets
 Cash and cash equivalents...................        8   $192,900     $115,293
 Short-term investments......................        8    121,629      119,265
 Accounts receivable.........................        2    114,059      146,867
 Inventories.................................                 537          730
 Prepaid expenses............................               6,765        8,648
 Deferred tax assets.........................               6,404           --
                                                         --------     --------
                                                          442,294      390,803
Fixed assets.................................        3     59,008       74,208
Other assets.................................        4     29,433       46,780
                                                         --------     --------
                                                         $530,735     $511,791
                                                         ========     ========
Liabilities
Current liabilities
 Accounts payable............................            $ 26,387     $ 28,256
 Accrued charges.............................    7, 14     34,210       21,830
 Salaries, commissions, and related items....        7     37,453       28,822
 Income taxes payable........................        9      6,167       17,548
 Deferred revenue............................             110,504       96,674
                                                         --------     --------
                                                          214,721      193,130
Long-term liabilities........................    5, 14      9,131        1,539
Deferred income taxes........................        9      6,328       16,402
                                                         --------     --------
                                                          230,180      211,071
                                                         --------     --------
Commitments and Contingencies................ 5, 6, 14
Stockholders' Equity.........................
Capital stock................................
 Common shares
  (2002 -- 87,997,220; 2001 -- 87,885,161)...       10    151,637      134,791
Retained earnings............................             164,144      175,946
Accumulated other comprehensive income.......             (15,226)     (10,017)
                                                         --------     --------
                                                          300,555      300,720
                                                         --------     --------
                                                         $530,735     $511,791
                                                         ========     ========

                            (See accompanying notes)
On behalf of the Board:

      Douglas C. Cameron, Director              James M. Tory, Chairman

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                    (US$000s except share amounts, CDN GAAP)

                                                          Accumulated
                              Common Stock                   Other
                             ----------------  Retained  Comprehensive
                             Shares   Amount   Earnings     Income      Total
                             ------  --------  --------  ------------- --------
                             (000s)
Balances, February 28,
 1999......................  86,362  $ 88,579  $ 95,329    $ (8,712)   $175,196
Issuance of stock
 Stock option plans........   1,973    15,420                            15,420
 Stock purchase plans......     120     1,095                             1,095
 Amortization of deferred
  stock-based compensation.               693                               693
Repurchase of shares.......  (2,286)   (2,458)  (23,555)                (26,013)
Income tax effect related
 to stock options..........               894                               894
                             ------  --------  --------    --------    --------
                             86,169   104,223    71,774      (8,712)    167,285
                             ------  --------  --------    --------    --------
Net income.................                      54,542                  54,542
Other comprehensive income
 Foreign currency
  translation adjustments..                                   2,479       2,479
                             ------  --------  --------    --------    --------
Comprehensive income.......                      54,542       2,479      57,021
                             ------  --------  --------    --------    --------
Balances, February 29,
 2000......................  86,169  $104,223  $126,316    $ (6,233)   $224,306
                             ------  --------  --------    --------    --------
Issuance of stock
 Stock option plans........   1,816    18,574                            18,574
 Stock purchase plans......      73     2,018                             2,018
 Business acquisitions.....     253     9,070                             9,070
 Deferred stock-based
  compensation.............     (65)   (2,656)                           (2,656)
 Amortization of deferred
  stock-based compensation.     219     1,233                             1,233
Repurchase of shares.......    (580)     (881)  (13,106)                (13,987)
Income tax effect related
 to stock options..........             3,210                             3,210
                             ------  --------  --------    --------    --------
                             87,885   134,791   113,210      (6,233)    241,768
                             ------  --------  --------    --------    --------
Net income.................                      62,736                  62,736
Other comprehensive income
 Foreign currency
  translation adjustments..                                  (3,784)     (3,784)
                             ------  --------  --------    --------    --------
Comprehensive income.......                      62,736      (3,784)     58,952
                             ------  --------  --------    --------    --------
Balances, February 28,
 2001......................  87,885  $134,791  $175,946    $(10,017)   $300,720
                             ------  --------  --------    --------    --------
Issuance of stock
 Stock option plans........   1,279    12,742                            12,742
 Stock purchase plans......     157     2,337                             2,337
 Amortization of deferred
  stock-based compensation.     292     3,341                             3,341
Repurchase of shares.......  (1,616)   (2,638)  (26,401)                (29,039)
Income tax effect related
 to stock options..........             1,064                             1,064
                             ------  --------  --------    --------    --------
                             87,997   151,637   149,545    $(10,017)    291,165
                             ------  --------  --------    --------    --------
Net income.................                      14,599                  14,599
Other comprehensive income.
 Foreign currency
  translation adjustments..                                  (5,209)     (5,209)
                             ------  --------  --------    --------    --------
Comprehensive income.......                      14,599      (5,209)      9,390
                             ------  --------  --------    --------    --------
Balances, February 28,
 2002......................  87,997  $151,637  $164,144    $(15,226)   $300,555
                             ======  ========  ========    ========    ========

                            (See accompanying notes)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                              (US$000s, CDN GAAP)

                                                Years Ended the Last Day of
                                                         February
                                               -------------------------------
                                                 2002       2001       2000
                                               ---------  ---------  ---------
Cash provided by (used in) operating
 activities
 Net income................................... $  14,599  $  62,736  $  54,542
 Non-cash items
  Depreciation and amortization...............    38,646     30,754     24,228
  Amortization of deferred stock-based
   compensation...............................     3,341      1,233        693
  Amortization of other deferred compensation.     4,767      1,809      1,351
  Deferred income taxes.......................   (15,917)    (6,426)     4,756
  Loss on disposal of fixed assets............     1,114        561        148
                                               ---------  ---------  ---------
                                                  46,550     90,667     85,718
 Change in non-cash working capital
  Decrease (increase) in accounts receivable..    29,605    (39,824)   (32,818)
  Decrease in inventories.....................       165         37         31
  Decrease (increase) in prepaid expenses.....     1,546       (731)    (1,422)
  Increase (decrease) in accounts payable.....    (1,052)     4,320      3,930
  Increase in accrued charges.................    13,204      3,145      1,004
  Increase in salaries, commissions, and
   related items..............................     9,408      5,630      4,394
  Increase (decrease) in income taxes payable.   (11,218)    14,262     (3,993)
  Increase in deferred revenue................    15,481     21,467     26,374
                                               ---------  ---------  ---------
                                                 103,689     98,973     83,218
                                               ---------  ---------  ---------
Cash provided by (used in) investing
 activities
 Maturity of short-term investments...........   235,743    138,803    138,796
 Purchase of short-term investments...........  (240,974)  (195,386)  (146,238)
 Additions to fixed assets....................   (12,588)   (51,963)   (28,096)
 Acquisition costs............................    (2,193)   (11,377)    (2,146)
 Proceeds from the sale of fixed assets.......        --        759         24
                                               ---------  ---------  ---------
                                                (20,012)   (119,164)   (37,660)
                                               ---------  ---------  ---------
Cash provided by (used in) financing
 activities
 Issue of common shares.......................    16,143     23,802     17,409
 Repurchase of shares.........................   (29,039)   (13,987)   (26,013)
 Increase in (repayment of) long-term debt
  and long-term liabilities...................     7,798     (5,293)      (467)
                                               ---------  ---------  ---------
                                                  (5,098)     4,522     (9,071)
                                               ---------  ---------  ---------
Effect of exchange rate changes on cash.......      (972)    (1,473)     2,331
                                               ---------  ---------  ---------
Net increase (decrease) in cash and cash
 equivalents..................................    77,607    (17,142)    38,818
Cash and cash equivalents, beginning of
 period.......................................   115,293    132,435     93,617
                                               ---------  ---------  ---------
Cash and cash equivalents, end of period......   192,900    115,293    132,435
Short-term investments, end of period.........   121,629    119,265     64,284
                                               ---------  ---------  ---------
Cash, cash equivalents, and short-term
 investments, end of period................... $ 314,529  $ 234,558  $ 196,719
                                               =========  =========  =========

                            (See accompanying notes)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.Summary of Significant Accounting Policies

Nature of Operations

Cognos Incorporated (the "Corporation") is a global provider of business intelligence software solutions. The Corporation develops, markets, and supports an integrated business intelligence solution that allows customers, as well as their partners, customers, and suppliers, to analyze and report data from multiple perspectives. The Corporation markets and supports these solutions both directly and through resellers worldwide.

Basis of Presentation

These consolidated financial statements have been prepared by the Corporation in United States (U.S.) dollars and in accordance with Canadian generally accepted accounting principles (GAAP), applied on a consistent basis.

Consolidated financial statements prepared in accordance with United States GAAP, in U.S. dollars, are made available to all shareholders, and filed with various regulatory authorities.

Basis of Consolidation

These consolidated financial statements include the accounts of the Corporation and its subsidiaries. All subsidiaries are wholly owned. Intercompany transactions and balances have been eliminated.

Estimates

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes. In the opinion of management, these consolidated financial statements reflect all adjustments necessary to present fairly the results for the periods presented. Actual results could differ from these estimates.

Comprehensive Income

Comprehensive Income includes net income and other comprehensive income (OCI). OCI refers to changes in net assets from transactions and other events, and circumstances other than transactions with stockholders. These changes are recorded directly as a separate component of Stockholders' Equity and excluded from net income. The only comprehensive income item for the Corporation relates to foreign currency translation adjustments pertaining to those subsidiaries not using the U.S. dollar as their functional currency net of derivative gains or losses.

Foreign Currency Translation

The financial statements of the parent company and its non-U.S. subsidiaries have been translated into U.S. dollars in accordance with The Canadian Institute of Chartered Accountants (CICA) Handbook, Section 1650, Foreign Currency Translation. The financial statements of the foreign subsidiaries are measured using local currency as the functional currency. All balance sheet amounts have been translated using the exchange rates in effect at the applicable year end. Income statement amounts have been translated using the weighted average exchange rate for the applicable year. The gains and losses resulting from the changes in exchange rates from year to year have been reported as a separate component of Stockholders' Equity. Currency transaction gains and losses are immaterial for all periods presented.

Revenue

The Corporation recognizes revenue in accordance with Statement of Position
(SOP) 97-2, Software Revenue Recognition, issued by the American Institute of Certified Public Accountants.

Substantially all of the Corporation's product license revenue is earned from licenses of off-the-shelf software requiring no customization. Revenue from these licenses is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable. If a license includes the right to return the product for refund or credit, revenue is recognized net of an allowance for estimated returns provided all the requirements of SOP 97-2 have been met.

Revenue from product support contracts is recognized ratably over the life of the contract. Incremental costs directly attributable to the acquisition of product support contracts, and that would not have been incurred but for the acquisition of that contract, are deferred and expensed in the period the related revenue is recognized. These costs include commissions payable on sales of support contracts.

Revenue from education, consulting, and other services is recognized at the time such services are rendered.

For contracts with multiple obligations (e.g., deliverable and undeliverable products, support obligations, education, consulting, and other services), the Corporation allocates revenue to each element of the contract based on objective evidence, specific to the Corporation, of the fair value of the element.

Cash, Cash Equivalents, and Short-Term Investments

Cash includes cash equivalents, which are investments that are generally held to maturity and have terms to maturity of three months or less at the time of acquisition. Cash equivalents typically consist of commercial paper, term deposits, banker's acceptances and bearer deposit notes issued by major North American banks, and corporate debt. Cash and cash equivalents are carried at cost, which approximates their fair value.

Short-term investments are investments that are generally held to maturity and have terms greater than three months at the time of acquisition. Short-term investments typically consist of commercial paper and corporate bonds. Short-term investments are carried at cost, which approximates their fair value.

Derivative Financial Instruments

All derivatives, whether designated in hedging relationships or not, are recorded on the balance sheet at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in net income/loss. If the derivative is designated as a cash flow hedge, the effective portions of changes in the fair value of the derivative are recorded in OCI and are recognized in net income/loss when the hedged item affects net income/loss. If the derivative is designated a hedge of net investment in foreign operations, the changes in fair value are reported in OCI as part of the cumulative translation adjustment to the extent that it is effective.

Inventories

Inventories are comprised principally of finished goods and are stated at the lower of cost, on an average cost basis, and net realizable value.

Fixed Assets

Fixed assets are recorded at cost. Computer equipment and software, and the building, are depreciated using the straight line method. Office furniture is depreciated using the diminishing balance method. Building improvements are amortized using the straight line method over the life of the improvement. Leasehold improvements are amortized using the straight line method over either the life of the improvement or the term of the lease, whichever is shorter. Fixed assets are tested for impairment when evidence of a decline in value exists and are adjusted to estimated fair value if the asset is impaired.

Assets leased on terms that transfer substantially all of the benefits and risks of ownership to the Corporation are accounted for as capital leases, as though the asset had been purchased and a liability incurred. All other leases are accounted for as operating leases.

Other Assets

This category includes acquired technology, goodwill, and other deferred compensation associated with various acquisitions, and deferred software development costs.

Acquired technology is initially recorded at fair value based on the present value of the estimated net future income-producing capabilities of software products acquired on acquisitions. Acquired technology is amortized over five years on a straight line basis. The Corporation evaluates the expected future net cash flows of the acquired technology at each reporting date, and adjusts to estimated fair value if the value of the asset is impaired.

Goodwill represents the excess of the purchase price of acquired companies over the estimated fair value of the tangible and intangible net assets acquired. Goodwill resulting from acquisitions prior to June 30, 2001 is amortized over five years on a straight line basis. Goodwill resulting from acquisitions subsequent to June 30, 2001 is not amortized in accordance with the transitional provisions of the Canadian Institute of Chartered Accountants Handbook section 3062 (see Note 13). The Corporation evaluates the expected future net cash flows of the acquired businesses at each reporting date, and adjusts goodwill for any impairment.

Other deferred compensation includes cash consideration associated with acquisitions made by the Corporation. Other deferred compensation is recorded when its future payment is determinable and is payable contingent upon the continued tenure of the principals of the acquired companies who have become employees of the Corporation. Under generally accepted accounting principles these amounts are accounted for as compensation rather than as a component of purchase price.

Development costs incurred internally in creating computer software to be sold, licensed, or otherwise marketed, are expensed as incurred unless they meet generally accepted accounting criteria for deferral and amortization. Software development costs incurred prior to the establishment of technological feasibility do not meet these criteria, and are expensed as incurred. Research costs are expensed as incurred. For costs that are capitalized, the amortization is the greater of the amount calculated using either (i) the ratio that the appropriate product's current gross revenues bear to the total of current and anticipated future gross revenues for that product, or (ii) the straight line method over the remaining economic life of the product. Such amortization is recorded over a period not exceeding three years. The Corporation reassesses whether it has met the relevant criteria for continued deferral and amortization at each reporting date. The Corporation did not capitalize any costs of internally-developed computer software to be sold, licensed or otherwise marketed, and recognized no amortization expense in each of fiscal 2002, 2001, and 2000.

Income Taxes

The liability method is used in accounting for income taxes. Under this method, future tax assets and liabilities are determined based on differences between financial reporting and income tax bases of assets and liabilities, and are measured using the tax rates and laws that are expected to be in effect when the differences reverse.

2.Accounts Receivable

Accounts receivable include an allowance for doubtful accounts of $8,808,000 and $11,521,000 as of February 28, 2002 and February 28, 2001, respectively.

3.Fixed Assets

                                  2002                  2001
                         ---------------------- ----------------------
                                   Accumulated            Accumulated
                                   Depreciation           Depreciation Depreciation/
                                       and                    and      Amortization
                           Cost    Amortization   Cost    Amortization     Rate
                         --------- ------------ --------  ------------ -------------
                                ($000s)                ($000s)
Computer equipment and
 software............... $  62,500   $48,496    $ 72,100    $47,991             33%
Office furniture........    27,819    15,077      27,779     12,538             20%
Building and Leasehold                                                      Life of
 improvements...........    18,945     7,213      18,182      5,350    Improvement/
                                                                         Lease Term
Land....................       740        --         775         --              --
Building................    21,897     2,107      22,754      1,503            2.5%
                         ---------   -------    --------    -------
                           131,901   $72,893     141,590    $67,382
                                     =======                =======
                          (72,893)               (67,382)
                         ---------              --------
Net book value.......... $  59,008              $ 74,208
                         =========              ========

Depreciation and amortization of fixed assets was $23,874,000, $18,475,000, and $13,898,000 in each of fiscal 2002, 2001, and 2000, respectively.

4.Other assets

Other assets as at February 28, 2002, and February 28, 2001, include acquired technology, goodwill, and other deferred compensation, and are disclosed net of amortization.

The Corporation recorded $2,193,000 of goodwill in fiscal 2002, $23,421,000 of acquired technology, goodwill, workforce, and other deferred compensation in fiscal 2001, and $2,352,000 of goodwill and other deferred compensation in fiscal 2000. Amortization of other assets was $19,540,000, $14,088,000, and $11,681,000 in each of fiscal 2002, 2001, and 2000, respectively. (see Note
5).

The Corporation did not capitalize any costs of internally-developed computer software to be sold, licensed, or otherwise marketed in each of fiscal 2002, 2001, and 2000, and did not record any amortization.

5.Acquisitions

Fiscal 2002 Acquisition

On February 28, 2002, the Corporation exercised its option to purchase 50% of the voting shares representing all of the outstanding voting interest in the Corporation's subsidiary in Japan, Teijin Cognos Incorporated (TCI). The Corporation felt that TCI could more gainfully serve the Japanese market as a wholly owned subsidiary. The Corporation has always consolidated the results of TCI as it has had effective control over TCI. The former shareholders of TCI received approximately $2,193,000 in cash upon completion of the purchase. The Corporation will also pay Teijin Limited its accumulated minority interest in TCI of approximately $1,462,000 due March 30, 2002. The Corporation has also agreed to pay additional consideration at each period end for the next 8 quarters, based on the net revenue of TCI. This additional purchase price has not been recorded as it cannot be reasonably estimated. The purchase of TCI did not involve the purchase of any in-process research and development. The acquisition was accounted for using the purchase method. The results of operations of TCI are already consolidated and thus pro forma information has not been provided.

Total consideration, including acquisition costs, was allocated based on estimated fair values on the acquisition date as follows: ($000s)

                                                                   Teijin Cognos
                                                                   Incorporated
                                                                   -------------
Assets acquired...................................................    $ 3,712
Liabilities assumed...............................................     (2,250)
                                                                      -------
Net assets acquired...............................................      1,462
Goodwill..........................................................      2,193
                                                                      -------
Purchase price....................................................    $ 3,655
                                                                      =======
Purchase price consideration
Cash..............................................................      2,193
Deferred payment..................................................      1,462
                                                                      -------
                                                                      $ 3,655
                                                                      =======

Goodwill recorded as a result of this transaction will not be amortized in accordance with CICA Handbook section 3062 but will be tested for impairment as of March 1, 2002.

Fiscal 2001 Acquisitions

On June 1, 2000, the Corporation acquired Powerteam OY, the Corporation's distributor in Finland. The agreement stipulated that the shareholders of Powerteam OY would receive approximately $2,258,000 in cash in the two years subsequent to the date of acquisition and could also receive cash payments not to exceed $500,000 over the three years subsequent to the date of acquisition. The Corporation has conditioned a portion of the consideration on the continued tenure of certain employees. Under generally accepted accounting principles these amounts are accounted for as compensation rather than as a component of purchase price.

On September 21, 2000, the Corporation acquired NoticeCast Software Ltd., based in Twickenham, United Kingdom. NoticeCast's Enterprise Event Management Software monitors business processes and delivers timely business intelligence notifications to business users across the enterprise via e-mail on their personal computer, hand-held or wireless device. The agreement stipulated that the shareholders of NoticeCast Software Ltd. would receive approximately $9,000,000 in cash on closing and would receive 148,468 shares of the Corporation's common stock valued at approximately $4,820,000. The shares are being held in escrow by the Corporation and will be released on the second anniversary of the closing of the transaction.

On November 1, 2000, the Corporation completed the acquisition of Johnson & Michaels, Inc. (JAMI), a leading provider of business intelligence consulting services. The agreement stipulated that the shareholders of JAMI would receive total cash consideration of approximately $3,915,000 over three years and 104,230 shares of the Corporation's common stock valued at $4,250,000 over the same period. Approximately $1,406,000 was paid and 39,085 shares were issued on closing; the remaining shares, all of which were issued, were held in escrow by the Corporation and were scheduled to be released on the first (33%), second (33%), and third (34%) anniversaries of the closing of the transaction. The Corporation has conditioned a portion of the overall consideration on the continued tenure of certain employees. Under generally accepted accounting principles these amounts are accounted for as compensation rather than as a component of purchase price. The deferred shares, valued at $2,656,000, are accounted for as an offset to capital stock.

The scheduled aggregate annual payments for the long-term liabilities related to these acquisitions are $921,000 and $1,539,000 in fiscal 2002 and 2003, respectively. Amounts due within twelve months are included in accrued charges.

The acquisitions have been accounted for using the purchase method. The results of operations of all three acquired companies prior to the acquisitions were not material, and thus pro forma information has not been provided. The results of the acquired companies have been combined with those of the Corporation from the date of the acquisition.

Total consideration, including acquisition costs, was allocated based on estimated fair values on the acquisition date as follows: (000s)

                                 Powerteam  NoticeCast     Johnson &
                                    OY     Software Inc. Michaels Inc.  Total
                                 --------- ------------- ------------- -------
Assets acquired
 Acquired technology............  $    --     $ 5,000       $   --     $ 5,000
 Other assets...................    3,906         450          814       5,170
                                  -------     -------       ------     -------
                                    3,906       5,450          814      10,170
Liabilities assumed.............   (2,502)     (1,580)        (922)     (5,004)
Deferred tax credits............       --      (2,000)          --      (2,000)
                                  -------     -------       ------     -------
Net assets acquired.............    1,404       1,870         (108)      3,166
Goodwill........................      854      11,950        3,545      16,349
                                  -------     -------       ------     -------
Purchase price..................  $ 2,258     $13,820       $3,437     $19,515
                                  =======     =======       ======     =======
Purchase price consideration
 Cash...........................  $   971     $ 9,000       $1,406     $11,377
 Deferred payment...............    1,287          --          437       1,724
 Shares.........................       --       4,820        1,594       6,414
                                  -------     -------       ------     -------
                                   $2,258     $13,820       $3,437     $19,515
                                  =======     =======       ======     =======
Other consideration
 Deferred cash..................       --          --        2,072       2,072
 Deferred shares................       --          --        2,656       2,656
                                  -------     -------       ------     -------
Total consideration.............  $ 2,258     $13,820       $8,165     $24,243
                                  =======     =======       ======     =======

Fiscal 2000 Acquisitions

On May 28, 1999, the Corporation completed the acquisition of Information Tools AG, the Corporation's distributor in Switzerland. The agreement stipulated that the shareholders of Information Tools AG were to receive total consideration of approximately $657,000 of which $458,000 was received in cash during fiscal 2000. The remainder of the consideration ($199,000) are payable equally on the first and second anniversaries of the closing of the transaction. An amount not to exceed $500,000 could also be paid in contingent consideration. Of that amount, approximately $235,000 was paid in fiscal 2003 based on fiscal 2002 results, approximately $60,000 was paid in fiscal 2002 relating to fiscal 2001 results, and approximately $120,000 was paid in fiscal 2001 relating to fiscal 2000 results. The Corporation has conditioned a portion of the overall consideration on the continued tenure of certain employees. Under generally accepted accounting principles, these amounts are accounted for as compensation rather than as a component of purchase price.

On July 15, 1999, the Corporation completed the purchase of the entire outstanding minority interest in the Corporation's subsidiary in Singapore, Cognos Far East Pte Limited. The former minority shareholders of Cognos Far East Pte Limited received approximately $1,688,000 in cash upon completion of the purchase. No further consideration is due to the former minority shareholders of the subsidiary.

Both acquisitions have been accounted for using the purchase method. The results of operations of both acquired companies prior to the acquisition were not material, and thus pro forma information has not been provided. The results of both acquired companies have been combined with those of the Corporation since their respective dates of acquisition.

Total consideration, including acquisition costs, was allocated based on estimated fair values on the acquisition date as follows: ($000s)

                                                              Cognos Far
                                                  Information  East Pte
                                                   Tools AG    Limited   Total
                                                  ----------- ---------- ------
Assets acquired..................................   $  683      $   --   $  683
Liabilities assumed..............................     (570)         --     (570)
                                                    ------      ------   ------
Net assets acquired..............................      113          --      113
Goodwill.........................................      544       1,688    2,232
                                                    ------      ------   ------
Purchase price...................................   $  657      $1,688   $2,345
                                                    ======      ======   ======
Purchase price consideration
 Cash............................................      458       1,688    2,146
 Deferred payment................................      199          --      199
                                                    ------      ------   ------
                                                    $  657      $1,688   $2,345
                                                    ======      ======   ======
Other consideration
 Deferred cash...................................      415          --      415
                                                    ------      ------   ------
Total consideration..............................   $1,072      $1,688   $2,760
                                                    ======      ======   ======

6.Commitments

Certain of the Corporation's offices, computer equipment, and vehicles are leased under various terms. The annual aggregate lease expense in each of fiscal 2002, 2001, and 2000, was $15,959,000, $14,715,000, and $12,205,000,
respectively.

The aggregate amount of payments for these operating leases, in each of the next five fiscal years and thereafter, is approximately as follows: ($000s)

             2003................................. $12,205
             2004.................................   8,231
             2005.................................   6,347
             2006.................................   4,372
             2007.................................   2,814
             Thereafter...........................   5,441

7.Business Restructuring Charges

In connection with a restructuring plan to align the Corporation's cost structure and operations to the prevailing economic environment, the Corporation recorded in the quarter ended May 31, 2001 a pre-tax business restructuring charge to earnings of $12,798,000. Business restructuring charges primarily relate to involuntary employee separations for approximately 300 employees, as well as asset write-downs, and accruals for net costs of abandoning leases and related write-downs of leasehold improvements. The remaining accrual is included on the balance sheet as accrued charges and salaries, commissions and related items.

The employee separations impact all functional groups and geographic regions of the Corporation. All employee separations were completed within the fiscal year and substantially all amounts have been paid.

The adjustment of $2,589,000 to the restructuring accrual includes reversals resulting from revisions to prior cost assumptions including: subleases of closed sales offices of $504,000, reversal of employee severance and related costs of $1,306,000, and outplacement costs of $430,000.

The following table displays the status of the restructuring reserve at February 28, 2002: (000s)

                                                              Other
                                               Employee   Restructuring
                                              Separations     Costs      Total
                                              ----------- ------------- -------
Restructuring charges in Q1 fiscal 2002......   $ 9,660      $ 3,138    $12,798
Cash Payments................................    (7,203)      (1,040)    (8,243)
Asset write-downs............................        --       (1,557)    (1,557)
Adjustments to accrual.......................    (2,306)        (283)    (2,589)
                                                -------      -------    -------
Balance as at February 28, 2002..............   $   151      $   258    $   409
                                                =======      =======    =======

8.Financial Instruments

Foreign Exchange Forward Contracts

The Corporation's policy with respect to foreign currency exposure is to manage its financial exposure to certain foreign exchange fluctuations with the objective of neutralizing some of the impact of foreign currency exchange movements. The corporation currently utilizes forward contracts to manage foreign currency translation exposure of net investment in foreign operations. As a result, the exchange gains and losses recorded on translation of the subsidiaries financial statements are partially offset by gains and losses attributable to the applicable foreign exchange forward contract. Realized and unrealized gains and losses from these hedges are not included in income but are shown in the cumulative translation adjustment account included in OCI. During the years ended February 28, 2002, 2001, and February 29, 2000, the amount recorded to the cumulative translation adjustment with respect to the forward exchange contracts was a net gain of $973,000, $383,000, and a net loss of $123,000, respectively.

The Corporation has foreign exchange conversion facilities that allow it to hold foreign exchange contracts of Cdn $130,000,000 (US $81,012,000) outstanding at any one time. The Corporation enters into foreign exchange forward contracts with major Canadian chartered banks, and therefore does not anticipate non-performance by these counterparties. The amount of the exposure on account of any non-performance is restricted to the unrealized gains in such contracts. As of February 28, 2002, the Corporation had foreign exchange forward contracts, with maturity dates ranging from March 28, 2002 to July 25, 2002, to exchange various foreign currencies in the amount of $18,733,000 (the estimated fair value was $19,124,000). As of February 28, 2001, the Corporation had foreign exchange forward contracts, with maturity dates ranging from March 29, 2001 to July 26, 2001, to exchange various foreign currencies in the amount of $15,173,000 (the estimated fair value was $15,353,000).

Concentration of Credit Risk

The investment of cash is regulated by the Corporation's investment policy, which is periodically reviewed and approved by the Audit Committee of the Board of Directors. The primary objective of the Corporation's investment policy is security of principal. The Corporation manages its investment credit risk through a combination of (i) a selection of securities with an acceptable credit rating; (ii) selection of term to maturity, which in no event exceeds one year in length; and (iii) diversification of debt issuers, both individually and by industry grouping.

Included in cash, cash equivalents, and short-term investments as of February 28, 2002 and February 28, 2001 were corporate debt amounts of $40,000,000 and $44,058,000, respectively. The corporate debt as of February 28, 2002 and February 28, 2001 was with one and three distinct issuers, respectively. These amounts were repaid, in full, at maturity in March of their respective years. All the Corporation's short-term investments as of February 28, 2002 and February 28, 2001 had maturity dates before the end of June of their respective years. The Corporation's cash, cash equivalents, and short-term investments are denominated predominantly in Canadian and U.S. dollars.

The Corporation has an unsecured credit facility, subject to annual renewal, that includes an operating line and foreign exchange conversion facilities. The operating line permits the Corporation to borrow funds or issue letters of credit or guarantee up to an aggregate of Cdn $15,000,000 (US $9,348,000), subject to certain covenants. As of February 28, 2002 and February 28, 2001, there were no direct borrowings under this operating line.

There is no concentration of credit risk related to the Corporation's position in trade accounts receivable. Credit risk, with respect to trade receivables, is minimized because of the Corporation's large customer base and its geographical dispersion (see Note 12).

Fair Value of Financial Instruments

For certain of the Corporation's financial instruments, including accounts receivable, accounts payable, and other accrued charges, the carrying amounts approximate the fair value due to their short maturities. Cash and cash equivalents, short-term investments, long-term debt, and long-term liabilities are carried at cost, which approximates their fair value. Foreign exchange forward contracts are recorded at their estimated fair value.

9.Income Taxes

Details of the income tax provision (recovery) are as follows: ($000s)

                                                       2002     2001     2000
                                                     --------  -------  -------
Current
 Canadian........................................... $ 16,274  $27,357  $16,880
 Foreign............................................    9,392   12,707    9,943
                                                     --------  -------  -------
                                                       25,666   40,064   26,823
                                                     --------  -------  -------
Deferred
 Canadian...........................................  (12,584)  (5,727)   1,765
 Foreign............................................   (2,344)  (3,162)  (1,915)
                                                     --------  -------  -------
                                                      (14,928)  (8,889)    (150)
                                                     --------  -------  -------
Income tax provision................................ $ 10,738  $31,175  $26,673
                                                     ========  =======  =======

The reported income tax provision differs from the amount computed by applying the Canadian rate to income before income taxes. The reasons for this difference and the related tax effects are as follows: ($000s)

                                                      2002     2001     2000
                                                     -------  -------  -------
Expected Canadian tax rate..........................    41.0%    44.0%    44.0%
                                                     =======  =======  =======
Expected tax provision.............................. $10,388  $41,320  $35,735
Tax rate differences................................  (8,622) (14,603) (10,422)
Net change in valuation allowance and other income
 tax benefits earned................................    (544)     110   (2,680)
Non-deductible expenses and non-taxable income......   7,607    2,101    2,876
Withholding tax on foreign income...................   1,759    1,774    1,179
Other...............................................     150      473      (15)
                                                     -------  -------  -------
Reported income tax provision....................... $10,738  $31,175  $26,673
                                                     =======  =======  =======

Significant components of the Corporation's deferred tax assets and liabilities as of February 28, 2002 and February 28, 2001 are as follows:
($000s)

                                                                2002      2001
                                                               -------   -------
Deferred tax assets
 Net operating tax loss carryforwards......................... $ 3,257   $ 3,822
 Investment tax credits.......................................      --        --
 Deferred revenue.............................................   2,213     2,811
 Reserves.....................................................   3,126     2,742
 Book and tax differences on assets...........................   1,155       681
 Litigation settlement........................................   6,404        --
 Other........................................................     200       (14)
                                                               -------   -------
Total deferred tax assets.....................................  16,355    10,042
Valuation allowance for deferred tax assets...................  (2,357)   (3,022)
                                                               -------   -------
Net deferred tax assets.......................................  13,998     7,020
                                                               -------   -------
Deferred tax liabilities
 Book and tax differences on assets...........................   6,758    14,737
 Reserves and allowances......................................   5,342     4,760
 Investment tax credits.......................................   1,822     3,925
                                                               -------   -------
Total deferred tax liabilities................................  13,922    23,422
                                                               -------   -------
Net deferred income tax asset (liability)..................... $    76  $(16,402)
                                                               =======   =======

The net change in the total valuation allowance for the years ended February 28, 2002 and February 28, 2001 was a decrease of $665,000 and $1,438,000, respectively.

Realization of the net deferred tax assets is dependent on generating sufficient taxable income in certain legal entities. Although realization is not assured, management believes it is more likely than not that the net amount of the future tax asset will be realized. However, this estimate could change in the near term as future taxable income in these certain legal entities changes.

As of February 28, 2002, the Corporation had tax loss carryforwards of approximately $8,884,000 available to reduce future years' income for tax purposes. These losses expire as follows: ($000s)

             2005 - 2011........................... $3,693

             Indefinitely..........................  5,191
                                                    ------
                                                    $8,884
                                                    ======

Income before taxes attributable to all foreign operations was $24,990,000, $41,232,000, and $37,215,000, in each of fiscal 2002, 2001, and 2000, respectively.

The Corporation has provided for foreign withholding taxes on the portion of the undistributed earnings of foreign subsidiaries expected to be remitted.

Income taxes paid were $29,368,000, $13,537,000, and $18,658,000, in each of fiscal 2002, 2001, and 2000, respectively.

10.Stockholders' Equity

Capital Stock

The authorized capital of the Corporation consists of an unlimited number of common shares, without nominal or par value, and an unlimited number of preferred shares, issuable in series. No series of preferred shares has been created or issued.

On April 6, 2000, the Corporation's Board of Directors authorized a two-for-one stock split, effected in the form of a stock dividend, payable on or about April 27, 2000 to stockholders of record at the close of business on April 20, 2000. Share and per-share amounts have been adjusted retroactively for this split.

Share Repurchase Programs

The share repurchases made in the past three fiscal years were part of distinct open market share repurchase programs through the Nasdaq National Market. The share repurchases made in fiscal 2002 were part of two open market share repurchase programs. The program adopted in October 2000 expired on October 8, 2001. Under this program the Corporation repurchased 1,344,500 of its shares; all repurchased shares were cancelled. In October 2001, the Corporation adopted a new program that will enable it to purchase up to 4,400,943 common shares (not more than 5% of those issued and outstanding) between October 9, 2001 and October 8, 2002. This program does not commit the Corporation to make any share repurchases. Purchases will be made on The Nasdaq National Market or the Toronto Stock Exchange at prevailing open market prices and paid out of general corporate funds. All repurchased shares will be cancelled.

The details of the share repurchases were as follows:

                                         2002           2001           2000
                                    -------------- -------------- --------------
                                    Shares  Cost   Shares  Cost   Shares  Cost
                                    ------ ------- ------ ------- ------ -------
                                    (000s) ($000s) (000s) ($000s) (000s) ($000s)
October 1998 program...............    --       --   --        -- 2,186   24,689
October 1999 program...............    --       --   50     2,041   100    1,324
October 2000 program...............   816   12,945  530    11,946    --       --
October 2001 program...............   800   16,094   --        --    --       --
                                    -----  -------  ---   ------- -----  -------
                                    1,616  $29,039  580   $13,987 2,286  $26,013
                                    =====  =======  ===   ======= =====  =======

The amount paid to acquire the shares over and above the average carrying value has been charged to retained earnings.

Stock Option Plans

As of February 28, 2002, the Corporation had stock options outstanding under two plans: 9,567,000 pertain to the 1997-2002 Stock Option Plan and 987,000 pertain to the 1993-1998 Stock Option Plan.

There were 14,000,000 shares of common stock originally reserved by the Board of Directors for issuance under the Corporation's 1997-2002 Stock Option Plan ("the Plan"), which was approved by the Corporation's shareholders in June 1997 and replaced the 1993-1998 Stock Option Plan. Options may be granted to directors, officers, employees, and consultants at such times and under such terms as established by the Plan. Options may be fully exercisable on the date of grant or may be exercisable in installments. Options will expire not later than 10 years from the date of grant or any shorter period as may be determined. All options are priced at the market price of the Corporation's shares on The Toronto Stock Exchange on the trading day preceding the date of grant. Options were awarded to employees, executive officers and directors in each of April 1998, June 1999, 2000, and 2001. Substantially all options vest equally in April of the next four years after the date of grant and expire in April of the seventh year after the date of grant. There were 3,057,000 options available for grant under the Plan as of February 28, 2002.

Under the 1993-1998 Stock Option Plan, options were awarded to directors, officers, and employees. For the options outstanding as of February 28, 2002, the vesting dates have all passed and the expiry dates range from April 2003 to September 2005. In April 1996, options were awarded to certain key officers under an executive option award. These options vested equally in April 1999, April 2000, and April 2001, and expire in April 2003. All options were priced at the market price of the Corporation's shares on The Toronto Stock Exchange on the trading day preceding the date of grant. The 1993-1998 Stock Option Plan expired on January 1, 1998.

Employee Stock Purchase Plan

This plan was approved by the Corporation's shareholders in July 1993 and was amended on May 19, 1999. The amended plan was approved by the Corporation's shareholders on June 22, 1999, and will terminate on November 30, 2002. Under the plan, 3,000,000 common shares were reserved for issuance. A participant in the Employee Stock Purchase Plan authorizes the Corporation to deduct an amount per pay period that cannot exceed five (5) percent of annual target salary divided by the number of pay periods per year. Deductions are accumulated during each of the Corporation's fiscal quarters ("Purchase Period") and on the first trading day following the end of any Purchase Period these deductions are applied toward the purchase of common shares. The purchase price per share is ninety (90) percent of the lesser of The Toronto Stock Exchange average closing price on (a) the first five trading days of the Purchase Period or (b) the last five trading days of the Purchase Period. All full-time and part-time permanent employees may participate in the plan.

Accounting for Stock Option and Stock Purchase Plans

Under Canadian GAAP, the benefits of the Corporation's stock option and purchase plans are not recognized as compensation expense. If the fair values of the options granted had been recognized as compensation expense on a straight line basis over the vesting period of the grant (consistent with the method prescribed by FASB Statement No. 123), stock-based compensation costs would have reduced net income by $25,467,000, $20,106,000, and $9,096,000, reduced basic net income per share by $0.29, $0.23, and $0.11, and reduced diluted net income per share by $0.28, $0.22, and $0.10 in fiscal 2002, 2001, and 2000, respectively.

The fair value of the options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for fiscal 2002, 2001, and 2000, respectively: risk-free interest rates of 4.2%, 6.1%, and 5.8%, expected life of the options of 2.9 years, 3.0 years, and 2.8 years, expected volatility of 68%, 54%, and 55%, and for all years, a dividend yield of zero.

Activity in the stock option plans for fiscal 2002, 2001, and 2000 was as follows:

                                   2002              2001              2000
                             ----------------- ----------------- -----------------
                                      Weighted          Weighted          Weighted
                                      Average           Average           Average
                                      Exercise          Exercise          Exercise
                             Options   Price   Options   Price   Options   Price
                             -------  -------- -------  -------- -------  --------
                             (000s)            (000s)            (000s)
Outstanding, beginning of
 year.......................  7,569    $17.81   7,270    $11.17   6,769    $ 9.72
 Granted....................  4,835     16.71   2,537     34.02   2,772     11.18
 Exercised.................. (1,279)     9.96  (1,816)    10.23  (1,973)     7.81
 Cancelled..................   (571)    20.33    (422)    18.21    (298)    11.73
Outstanding, end of year.... 10,554     17.35   7,569     17.81   7,270     11.17
                             ======            ======            ======
Options exercisable at year
 end........................  3,002             1,607             1,234
                             ======            ======            ======
Weighted average per share
 fair value of options
 granted during the year
 calculated using the Black-
 Scholes option pricing
 model......................           $ 7.48            $14.07            $ 4.59
                                       ======            ======            ======

The following table summarizes significant ranges of outstanding and exercisable options held by directors, officers, and employees as of February 28, 2002:

                              Options Outstanding              Options Exercisable
                   ----------------------------------------- ------------------------
Range of Exercise          Weighted Average Weighted Average         Weighted Average
     Prices        Options  Remaining Life   Exercise Price  Options  Exercise Price
-----------------  ------- ---------------- ---------------- ------- ----------------
                   (000s)      (Years)                       (000s)
     $7.91 -
      $9.51           552        2.2              8.13          536        8.11
     $9.84 -
      $9.98         2,209        4.6              9.87        1,134        9.87
    $10.06 -
      $14.28        1,274        5.2             12.68          556       12.10
    $14.55 -
      $15.83        3,627        7.2             15.62          121       15.62
    $15.84 -
      $18.39          375        7.0             16.90           42       17.43
    $18.69 -
      $28.04          476        7.1             23.01           78       21.80
    $28.07 -
      $44.19        2,041        6.2             32.73          535       32.69
                   ------                                     -----
                   10,554        5.9             17.35        3,002       14.66
                   ======                                     =====

Deferred Stock-based Compensation

The Corporation recorded aggregate deferred stock-based compensation of $0, $2,656,000, and $0 in fiscal 2002, 2001, and 2000, respectively. In each year deferred stock-based compensation was recorded in connection with acquisitions made by the Corporation in which stock was issued to principals of the acquired companies, but held in escrow to be released on condition of continued tenure. Under generally accepted accounting principles, these amounts are accounted for as compensation rather than as a component of purchase price.

Net Income per Share

On March 1, 2001 the Corporation adopted the recommendations issued by the Canadian Institute of Chartered Accountants with respect to earnings per share (Handbook section 3500). The section specifies the method of calculation, presentation and disclosure for basic and diluted earnings per share. The comparative financial statements have been restated to reflect these changes. The effect of this change was not material in fiscal 2002. Diluted EPS for the years ended February 28, 2001 and February 29, 2000 were restated to $0.68 and $0.62, respectively.

The dilutive effect of stock options is excluded under the requirements of Handbook section 3500 for calculating basic net income per share, but is included in the calculation of diluted net income per share

The reconciliation of the numerator and denominator for the calculation of net income per share and diluted net income per share is as follows: (000s, except per-share amounts)

                                                         2002    2001    2000
                                                        ------- ------- -------
Basic net Income per Share
 Net income............................................ $14,599 $62,736 $54,542
                                                        ======= ======= =======
 Weighted average number of shares outstanding.........  87,807  87,324  85,972
                                                        ======= ======= =======
 Basic net income per share............................ $  0.17 $  0.72 $  0.63
                                                        ======= ======= =======
Diluted Net Income per Share
 Net income............................................ $14,599 $62,736 $54,542
                                                        ======= ======= =======
 Weighted average number of shares outstanding.........  87,807  87,324  85,972
 Dilutive effect of stock options* and deferred stock-
  based compensation...................................   2,654   4,649   2,128
                                                        ------- ------- -------
 Adjusted weighted average number of shares
  outstanding..........................................  90,461  91,973  88,100
                                                        ======= ======= =======
 Diluted net income per share.......................... $  0.16 $  0.68 $  0.62
                                                        ======= ======= =======

* All anti-dilutive options have been excluded. The average number of anti-dilutive options was 3,327,000, 557,000, and 1,580,000 for fiscal 2002, 2001, and 2000, respectively.

11.Pension Plans

The Corporation operates a Retirement Savings Plan for the parent company and also operates various other defined contribution pension plans for its subsidiaries. The Corporation contributes amounts related to the level of employee contributions for both types of plans.

The pension costs in fiscal 2002, 2001, and 2000 were $4,889,000, $4,248,000, and $3,839,000, respectively.

12.Segmented Information

The Corporation operates in one business segment--computer software solutions. This segment engages in business activities from which it earns license, support, and services revenue, and incurs expenses. Within this business segment, the Corporation develops, markets, and supports two complementary lines of software solutions that are designed to satisfy enterprise-wide business-critical needs. The Corporation's business intelligence software solutions allow customers, as well as their partners, customers, and suppliers, to analyze and report data from multiple perspectives. The Corporation's client/server application development tools are designed to increase the productivity of system analysts and developers. Cognos products are distributed both directly and through resellers worldwide.

Revenue is derived from the licensing of software and the provision of related services, which include product support and education, consulting, and other services. The Corporation generally licenses software and provides services subject to terms and conditions consistent with industry standards. Customers may elect to contract with the Corporation for product support, which includes product and documentation enhancements, as well as telephone support, by paying either an annual fee or fees based on usage of support services.

The Corporation operates internationally, with a substantial portion of its business conducted in foreign currencies. Accordingly, the Corporation's results are affected by year-over-year exchange rate fluctuations of the United States dollar relative to the Canadian dollar, to various European currencies, and to a lesser extent, other foreign currencies.

No single customer accounted for 10% or more of the Corporation's revenue during any of the last three fiscal years. In addition, the Corporation is not dependent on any single customer or group of customers, or supplier.

The accounting policies for the segment are the same as those described in the Summary of Significant Accounting Policies. The required financial information for segment profit and segment assets is the same as that presented in the Consolidated Financial Statements. Geographic information is as follows:
($000s)

                                                       2002     2001     2000
                                                     -------- -------- --------
Revenue to external customers*
 U.S.A.............................................. $263,488 $281,907 $204,730
 Canada.............................................   40,979   35,890   30,120
 United Kingdom.....................................   45,759   44,381   44,972
 Europe.............................................  107,278  101,888   77,778
 Asia/Pacific.......................................   33,798   31,586   28,040
                                                     -------- -------- --------
                                                     $491,302 $495,652 $385,640
                                                     ======== ======== ========

* Revenues are attributed to countries based on location of customer

Fixed assets
 Canada............................................. $ 46,813 $ 55,466
 U.S.A..............................................    6,508    9,510
 Other countries....................................    5,687    9,232
                                                     -------- --------
                                                     $ 59,008 $ 74,208
                                                     ======== ========

Other assets

 Canada................................................ $17,944 $24,232
 U.S.A.................................................  11,489  22,548
                                                        ------- -------
                                                        $29,433 $46,780
                                                        ======= =======

13.New Accounting Pronouncements

In June 2001, the Canadian Institute of Chartered Accountants issued new Handbook sections 1581, Business Combinations and 3062, Goodwill and Other Intangible Assets ("the pronouncements"), effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill (and intangible assets deemed to have indefinite lives) will no longer be amortized but will be subject to annual impairment tests in accordance with the pronouncements. Other intangible assets will continue to be amortized over their useful lives.

The Corporation will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of fiscal 2003. Application of the non-amortization provisions of the pronouncements is expected to result in an increase in net income of $4,000,000 ($0.04 per diluted share) for fiscal 2003. The Corporation performed the required impairment tests of goodwill and indefinite-lived intangible assets as of March 1, 2002. The effect of these tests was not material on the earnings and financial position of the Corporation.

In October 2001, FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This Statement supersedes SFAS 121, and the accounting and reporting provisions of APB 30, for the disposal of a segment of a business. The provisions of SFAS 144 are required to be adopted by March 1, 2002. The Corporation believes that the adoption of SFAS 144 will not have a material effect on the business, results of operations, and financial condition. The principles implied within SFAS 144 are consistent with Canadian GAAP.

14.Litigation

On May 5, 2000, an action was filed in the United States District Court for the Northern District of California against the Corporation and its subsidiary Cognos Corporation by Business Objects S.A., for alleged patent infringement. The complaint alleged that the Corporation's Impromptu product infringes Business Objects' United States Patent No. 5,555,403 entitled "Relational Database Access System using Semantically Dynamic Objects" (the "'403 Patent"). On May 24, 2002, subsequent to the balance sheet date, the Corporation and Business Objects reached an agreement to settle that action. Under the terms of the settlement agreement between the Corporation and Business Objects, Business Objects has agreed to release the Corporation for any infringement of the '403 Patent (and any amendments or related patents) and to effect that release, has granted the Corporation a license under the '403 Patent for the term of that patent or any amendments or related patents. Both parties agreed to release the other from all claims, liabilities, costs or expenses that either party hold against the other, on account of actions taken prior to the effective date. The Corporation and Business Objects have also entered into a covenant not to sue or assert any claim against the other for infringement of any patents for a period of 5 years from the effective date. As consideration for the settlement agreement, the Corporation has agreed to pay Business Objects the sum of $24,000,000 in the following installments: $10,000,000 on or before June 10, 2002, and $1,750,000 every quarter for the next eight quarters commencing on July 1, 2002. The Corporation has recorded a special charge of $23,231,000, in fiscal 2002, representing the present value of this payment stream discounted using an interest rate of 6%, in accordance with FASB Statement 5 Contingent Liabilities. The after-tax effect of this charge is $16,827,000. The remaining balance of $769,000 represents the interest to be recognized over the payment term. The principal amount is recorded in accrued charges and long-term liabilities on the balance sheet as follows ($000's):

     Accrued charges         $14,861
     Long-term liabilities     8,370

Payments in respect of this settlement are as follows ($000's):

     2003                    $15,250
     2004                      7,000
     2005                      1,750

In addition, the Corporation and its subsidiaries may, from time to time, be involved in other legal proceedings, claims, and litigation that arise in the ordinary course of business which the Corporation believes would not reasonably be expected to have a material adverse effect on the financial condition of the Corporation.

15.Comparative Results

Certain of the prior years' figures have been reclassified in order to conform to the presentation adopted in the current year.

                     SELECTED CONSOLIDATED FINANCIAL DATA

Five-Year Summary

The following Selected Consolidated Financial Data has been derived from the Corporation's consolidated financial statements, in accordance with Canadian GAAP, that have been audited by Ernst & Young LLP, independent chartered accountants. The Selected Consolidated Financial Data should be read in conjunction with the Consolidated Financial Statements and related Notes, and with Management's Discussion and Analysis of Financial Condition and Results of Operations.

On April 6, 2000, the Board of Directors of the Corporation authorized a two-for-one stock split, effected in the form of a stock dividend, payable on or about April 27, 2000 to shareholders of record at the close of business on April 20, 2000. All historic consolidated results have been restated for the split.

                                 Years Ended the Last Day of February
                             ------------------------------------------------
                               2002      2001      2000      1999      1998
                             --------  --------  --------  --------  --------
                               (US$000s except share amounts, Canadian
                                                GAAP)
Statement of Income Data
Revenue..................... $491,302  $495,652  $385,640  $301,125  $244,834
                             --------  --------  --------  --------  --------
Operating expenses
 Cost of product license....    3,609     7,315     5,235     5,738     3,828
 Cost of product support....   16,576    17,820    13,758    11,166     9,694
 Selling, general, and
  administrative............  350,892   327,632   244,827   178,295   143,493
 Research and development...   74,614    67,264    53,548    42,274    33,530
 Investment tax credits.....   (4,784)   (6,690)   (6,207)  (14,880)   (9,432)
 Special charges............   33,440        --        --        --        --
                             --------  --------  --------  --------  --------
Total operating expenses....  474,347   413,341   311,161   222,593   181,113
                             --------  --------  --------  --------  --------
Operating income............   16,955    82,311    74,479    78,532    63,721
Interest expense............     (540)     (786)     (718)     (527)     (481)
Interest income.............    8,922    12,386     7,454     6,430     5,340
                             --------  --------  --------  --------  --------
Income before taxes.........   25,337    93,911    81,215    84,435    68,580
Income tax provision........   10,738    31,175    26,673    26,313    19,638
                             --------  --------  --------  --------  --------
Net income.................. $ 14,599  $ 62,736  $ 54,542  $ 58,122  $ 48,942
                             ========  ========  ========  ========  ========
Net income per share
 Basic...................... $   0.17  $   0.72  $   0.63  $   0.66  $   0.55
 Diluted.................... $   0.16  $   0.68  $   0.62  $   0.65  $   0.53
Weighted average number of
 shares (000s)
 Basic......................   87,807    87,324    85,972    87,416    88,414
 Diluted....................   90,461    91,973    88,100    88,940    91,544
Balance Sheet Data (at end
 of period)
Working capital............. $227,573  $197,673  $166,455  $123,343  $112,846
Total assets................  530,735   511,791   396,098   311,235   246,334
Total debt..................        0        32     2,176     2,612     2,457
Stockholders' equity........  300,555   300,720   224,306   175,196   147,305

EXHIBIT INDEX

The following documents are filed as part of this Proxy Statement:

EXHIBIT
NUMBER              DESCRIPTION

99                  Form of Proxy